August 22, 2000

Dear Valued Shareholder,

                          RE: VISION MID CAP STOCK FUND

Due to a typographical error, the "Start of Performance (11/29/93)" total return for the VISION Mid Cap Stock Fund ("Fund") - Class A Shares was incorrectly stated as 7.12% in the VISION Group of Funds, Inc. ("VISION Group") Annual
Report to Shareholders dated April 30, 2000. The correct figure is 13.23%. We apologize for this error.

We would also like to remind you that effective October 15th, 1999, Independence
Investment Associates, Inc. ("Independence"), Boston was retained as the Fund's sub-adviser. Please refer to Page 8 of the VISION Group's Annual Report for a review of their Fund-specific commentary and that of the mid cap stock market in general. As the VISION Group strives to be "best in class," Independence should be an integral part of that success and, hopefully, your own.

Please take this opportunity to carefully read and review the information on our other fund offerings. Studies have shown that proper diversification amongst asset classes (stocks, bonds, money markets) and across them (large cap, mid cap stocks and short-term, long-term bonds, etc) may contribute to less risk and greater return. Your adviser and the VISION Group are always happy to provide you with easy to understand examples of how asset allocation can work for you.

As we continue to strive to offer you an array of investment choices we encourage you to ask your advisor to reacquaint you with the advantages of investing in the VISION Group of Funds.

On behalf of the VISION Group, thank you for your continuing investment in the
Mid Cap Stock Fund. We value our relationship with you and look forward to serving your needs and assisting in achieving your goals.

Sincerely,

VISION Group of Funds, Inc.
VISION
U.S. Government
Securities Fund
Seeks current income by investing primarily in
securities that are guaranteed for payment of
principal and interest by the U.S. government,
its agencies or instrumentalities (Fund shares
themselves are not guaranteed).

VISION
New York Municipal
Income Fund
Seeks current income that is exempt
from federal, New York State and
New York City income taxes,* as is
consistent with preservation of capital.

VISION
Large Cap Value Fund
(formerly, VISION Equity
Income Fund)
Seeks to provide current income by investing in a
diversified portfolio consisting primarily of income-
producing equity securities of domestic companies
(common and preferred stock and convertible
securities). Capital appreciation is a secondary
investment consideration.

VISION
Mid Cap Stock Fund
Seeks total return by investing primarily
in a diversified portfolio of mid-cap stocks.

VISION
Large Cap Growth Fund
Seeks to provide capital appreciation
by investing in high-quality, well-
established large-cap companies.

VISION
Money Market Fund
Seeks current income with liquidity and
stability of principal by investing in high-
quality money market instruments.**

VISION
Treasury Money
Market Fund
Seeks current income with liquidity and
stability of principal by investing in short-term
U.S. Treasury obligations, which are fully guaranteed
for payment of principal and interest
by the U.S. government.**

VISION
New York Tax-Free
Money Market Fund
Seeks a high level of current interest income that
is exempt from federal, New York State and
New York City income taxes,* as well as
liquidity and stability of principal.**

*	Some income may be subject to the federal alternative minimum tax and state and local taxes.

**
An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

For more complete information about any of the Vision Funds, contact (800) 836-2211 for a prospectus. Please read the prospectus carefully before investing.

President’s Message

Dear Investor:

I am pleased to present the Annual Report of the VISION equity and income funds for the 12-month period from May 1, 1999 through April 30, 2000. This report begins with a discussion by each fund’s management about the economy, the market, and fund strategies over the reporting period. Next, you’ll find a complete list of portfolio holdings and financial statements for each fund.

This report also contains information on the two additions to the VISION Funds that occurred over the past year.

The most recent addition, VISION Large Cap Growth Fund, began operation in March of 2000. This Fund pursues capital appreciation by investing in large, established blue-chip growth companies. It brings investors the consistent, disciplined decision of Montag & Caldwell, who as sub-adviser manages the Fund under the supervision of M&T Bank. Founded in 1945, Montag & Caldwell is one of the Southeast’s oldest investment management firms.

Our second addition, VISION Mid Cap Stock Fund, was formed on October 15, 1999, when it acquired VISION Growth and Income Fund and VISION Capital Appreciation Fund in a reorganization. This Fund is managed by the sub-adviser Independence Investment Associates, Inc. (IIA), under the supervision of M&T Bank. IIA is a top-ranked institutional money manager based in Boston and a wholly owned subsidiary of John Hancock Subsidiaries, Inc.

Over the 12-month reporting period, the stock market exhibited very high volatility, while a rising interest rate environment caused a broad decline in bond prices. For more in-depth information on the year’s investment climate, I urge you to read the portfolio managers’ investment reviews. Fund-by-fund performance highlights are as follows:

VISION U.S. Government Securities Fund
The fund’s portfolio of U.S. government securities paid dividends totaling $0.59 per share, while the fund’s net asset value declined $0.49 as rising interest rates caused a broad decline in bond prices. As a result, the fund produced a total return of 1.11%, or (3.46%) adjusted for the fund’s sales charge.* At the end of the period, the fund’s assets totaled $60.2 million.

VISION New York Municipal Income Fund
The fund’s portfolio of high-quality, New York municipal bonds paid tax-free income distributions totaling $0.46 per share and capital gains totaling $0.05 per share.** The fund’s net asset value declined by $0.80 in a rising interest rate environment that caused a broad decline in bond prices. As a result, the fund achieved a total return of (2.71%), or (7.13%) adjusted for the fund’s sales charge.* By the end of the period, tax-sensitive New York residents had invested a total of $48.1 million in the fund.

*
Performance quoted reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

**	Income may be subject to the federal alternative minimum tax and some state and local taxes.

VISION Large Cap Value Fund
This fund offers a relatively conservative way to navigate toward income and capital appreciation from stocks believed to be undervalued. In a stock market environment that did not favor value stocks, the fund’s Class A Shares’ net asset value declined from $12.24 to $11.14. This decline was slightly cushioned by the fund’s focus on income-producing stocks, which resulted in income dividends totaling $0.18 per share. The fund’s Class A Shares also paid a capital gain distribution totaling $0.16 per share. The fund’s Class A Shares total return was (6.15%), or (11.29%) adjusted for the fund’s sales charge for the 12-month period. Class B Shares, which began operation on January 10, 2000, produced a total return of 1.62%, or (3.36%) adjusted for the contingent deferred sales charge, through a decrease in net asset value, and income dividends totaling $0.06 per share.* Fund assets totaled $30.7 million at the end of the period.

VISION Mid Cap Stock Fund
The fund’s portfolio pursues its objective of total return by investing in high-quality mid-cap stocks selected through a systematic process that focuses on value, or “cheapness,” and improving fundamental strength. During the period, the fund’s Class A Shares produced a total return of 19.88%, or 13.31% adjusted for the fund’s sales charge, through an increase in net asset value, a $0.45 capital gain and income distributions totaling $0.02 per share. Class B Shares, which began operation on March 15, 2000, produced a total return of 8.54%, or 3.54% adjusted for the contingent deferred sales charge, through an increase in net asset value.* At the end of the period, the fund’s net assets totaled $110.7 million.

As always, thank you for choosing one or more of the VISION equity and income funds to pursue your financial goals. We’ll continue to keep you up-to-date on your progress.

Sincerely,
/s/    Edward C. Gonzales
Edward C. Gonzales
President
June 15, 2000

*
Performance quoted reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investment Review

VISION U.S. GOVERNMENT SECURITIES FUND

Yields on U.S. fixed income securities rose during the Vision U.S. Government Securities Fund’s fiscal year. On April 30, 1999, the yield of the U.S. Treasury ten-year note was 5.36%, the lowest yield for the fiscal year. The ten-year note yield peaked on January 20, 2000 at 6.79%, then decreased to end the reporting period at 6.23% on April 30, 2000.

What happened in 1999 and early 2000? The target federal funds rate opened 1999 at 4.75% and remained at that level until June 30, 1999, when the Federal Reserve Board (the “Fed”) raised the target to 5.00%. The Fed subsequently raised the target by 25 basis points four more times. The rate increases occurred on August 24 and November 16 in 1999 and February 2 and March 21 in 2000. The target level ended our fiscal year at 6.00%. The Fed acted to remove the liquidity from the financial system that it supplied during the Asian and Russian crises of 1998. The Fed has also reflected the market’s concern with labor cost pressures coinciding with robust U.S. economic growth. The year over year percentage change for the chain weighted real Gross Domestic Product for the quarter ending March 31, 2000 was a healthy 5.00%. This growth rate is higher than the 2.0 - 2.5% rate that is generally recognized as the Fed’s non-inflation threatening rate of economic growth. The year over year percentage change in the consumer price index (CPI) for the year ending March 2000 reached 3.70%. In the months prior to March, the year over year CPI was closer to 3.0%. Looking forward, the key issue for the economy and the bond market is wage inflation. The interest rate increases to date should reduce the demand for labor. Increased global economic activity including new trading relationships with China should increase the supply of labor. However, market participants may demand higher interest rates to counteract existing economic momentum prior to an increased visibility of the previously mentioned demand and supply factors.

The Vision U.S. Government Securities portfolio posted a 1.11% total return on a net asset value basis for the one year period ending April 30, 2000.* The corresponding one year number for the Lipper General Government Index was 0.19% and the Morningstar General Government one year total return was 1.07%.** Our current duration is slightly shorter than the market average. We extended our portfolio duration in January 2000 as real yields became very attractive. We shortened the duration in March and early April 2000 after market yields substantially declined. We continue to emphasize government guaranteed securities with yield advantages, and thus higher current income, to U.S. Treasury securities. In the mortgage-backed security sector, we continue our emphasis on very old, low balance mortgages in an attempt to diminish prepayment risk.

*
Performance quoted reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

**
Lipper figures represent the average of the total returns reported by the largest mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Morningstar figures represent the average of the total return reported by all of the mutual funds designated by Morningstar as falling into the respective category indicated. Lipper figures and Morningstar figures do not reflect sales charges.

VISION NEW YORK MUNICIPAL INCOME FUND

The last six months have treated the municipal bond market relatively well. Yields on ten-year municipals have risen slightly from 5.24% (87% of the Ten-Year U.S. Treasury Note) on October 29, 1999 to 5.29% (85% of the Ten-Year U.S. Treasury Note) on April 28, 2000. Over the last six months municipals have out-performed the treasury bond market as well as most other taxable fixed income markets. However, over the last 12 months, muncipals have generally underperformed the treasury and other taxable markets.

What happened in 1999 and early 2000? The target federal funds rate opened 1999 at 4.75% and remained at that level until June 30, 1999, when the Federal Reserve Board (the “Fed”) raised the target to 5.00%. The Fed subsequently raised the target by 25 basis points four more times. The rate increases occurred on August 24 and November 16 in 1999 and February 2 and March 21 in 2000. The target level ended our fiscal year at 6.00%. The Fed acted to remove the liquidity from the financial system that it supplied during the Asian and Russian crises of 1998. The Fed has also reflected the market’s concern with labor cost pressures coinciding with the robust U.S. economic growth. The year over year percentage change for the chain weighted real Gross Domestic Product for the quarter ending March 31, 2000 was a healthy 5.00%. This growth rate is higher than the 2.0 - 2.5% rate that is generally recognized as the Fed’s non-inflation threatening rate of economic growth. The year over year percentage change in the consumer price index (CPI) for the year ending March 2000 reached 3.70%. In the months prior to March, the year over year CPI was closer to 3.0%. Looking forward, the key issue for the economy and the bond market is wage inflation. The interest rate increases to date should reduce the demand for labor. Increased global economic activity including new trading relationships with China should increase the supply of labor. However, market participants may demand higher interest rates to counteract existing economic momentum prior to an increased visibility of the previously mentioned demand and supply factors.

The Vision New York Municipal Income Fund posted a positive total return of 3.26% over the last six months ending April 30, 2000 (1.42%) adjusted for the fund’s sales charge). The Lipper New York Municipal Debt Funds Index* return for the same period was 2.36%. For the fund’s fiscal year ending April 30, 2000, the Vision New York Municipal Income Fund returned (2.71%) ((7.13%) adjusted for the fund’s sales charge) versus the Lipper return of (3.38%).**

The fund continues to emphasize high quality New York municipals while keeping the average maturity of the portfolio relatively long. Unlike the taxable bond market, the municipal bond market yield curve has maintained a positive slope with short maturities yielding less than longer maturities. While the municipal yield curve has flattened somewhat in the last six months, it has not become inverted like the treasury yield curve. We expect the municipal curve to continue to flatten, as long-term yields are forced lower in 2000, accompanied by rising yields in shorter maturities.

*
Lipper figures represent the average of the total returns reported by the largest mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper figures do not reflect sales charges.

**
Performance quoted reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

New York State has enjoyed sizable budget surpluses over the last two years, improving credit quality at the state level. However, some smaller issuers within the state continue to face challenging credit issues. We remain committed to delivering a high level of tax-exempt income while seeking those issuers with strong credit characteristics.

VISION LARGE CAP VALUE FUND

The Vision Large Cap Value Fund’s Class A Shares returned (6.15%) based on net asset value or (11.29%) adjusted for the fund’s sales charge and the fund’s Class B Shares returned 1.62% based on net asset value or (3.36%) adjusted for the fund’s contingent deferred sales charge for the twelve months ending April 30, 2000.* This compares with a 0.43% total return for the S&P/Barra Value Index, a commonly referenced unmanaged index of large capitalization “value” oriented stocks.** During this same period the Lipper Large Cap Value Fund Average returned 2.43%.***

A number of changes took place in the fund starting in late December 1999 to improve investment performance. First, more stringent risk control measures were introduced to reduce expected “tracking error” or expected variance from our chosen benchmark—the “value” side of the S&P 500. This meant that the bias of “only investing in high yielding, income oriented stocks” had to be relaxed because a reasonably large group of stocks in the value side of the S&P 500 pay a minimal or even no dividend. While dividend enhanced equities were part of a strategy that has successfully worked in the past, yield “in and of itself” has not produced superior returns in the recent past. Our fund now includes many industry leaders such as Exxon-Mobil, Citigroup, Disney, Viacom, DuPont, MCI-Worldcom, Hewlett-Packard, and American Express. Investments in some of the larger capitalized companies in the S&P Barra Value Index help control portfolio risk.

Second, we introduced a thematic approach to incorporate our “top-down” assessment of how we should be positioned to take advantage of secular trends developing in the U.S. economy. We identified five major themes that should prove important for the 2000 - 2001 time frame:

1.
Demographics—The graying of America affects consumption patterns. Specific stocks that are part of this theme include American Home Products, Carnival Corp, Boston Scientific, and HCA—The Health Care Corporation.

2.
Technology—The new economy rules include the forced rapid implementation of new technologies. Some of our specific stocks that are enabling the new economy include Teradyne, Computer Associates, EDS, National Semiconductor, and MarchFirst. We had purchased Sterling Software which was subsequently taken over by Computer Associates.

3.
Supply/Demand Imbalances—Cyclical industry conditions that create significant supply/demand imbalances. The U.S. natural gas industry currently represents an excellent example of a situation where demand is outstripping supply. We own Apache Corp, Coastal Corp., and Duke Energy as our natural gas plays.

*
Performance quoted reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

**
The S&P/Barra Value Index is constructed by sorting the S&P 500 based on their price/book ratios, with the low price/book companies forming the index. The S&P 500 is an unmanaged index of large cap common stocks. Investments cannot be made in an index.

***
Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper figures do not reflect sales charges.

4.
Industry Consolidation—Profit pressures and competitive forces will drive consolidation in the financial services and the utility industries. We already had two announced takeovers in 2000 as part of this theme—Reliastar Financial and LG&E Energy. Jefferson-Pilot, Hartford Financial, and CMS Energy represent current holdings for this theme.

5.	World Wide Economy—New opportunities in the global marketplace. Pitney Bowes, Deere, and Associates First Capital are a few of our holdings that have been beneficiaries of new international markets.

Third, we have emphasized stocks with growth prospects that on average are greater than the earnings growth rate of our value benchmark. This follows from our conviction that future stock prices will largely be determined by future earnings growth. However, we want to pay a low multiple for that growth potential. This combination of high growth and reasonable price is commonly referred to as GARP—Growth At a Reasonable Price.

The fund has outperformed all three of its benchmarks since these changes have been made. For the first four months of 2000, the fund’s total return was 1.73%. The S&P/Barra Value Index returned (0.44)%, the Lipper Large Cap Value Fund Average was (0.38)%, and the Morningstar Large Cap Value Fund Average was (0.60)%.*

*
Morningstar figures represent the average of the total returns reported by all of the mutual funds designated by Morningstar, Inc. as falling into the respective categories indicated. Morningstar figures do not reflect sales charges.

VISION MID CAP STOCK FUND

The following commentary has been provided by the fund’s sub-adviser, Independence Investment Associates. Independence has assumed the responsibility for managing the fund as of October 15, 1999.

For the six month period ended April 30, 2000, the fund performed very well. Mid cap stocks rebounded strongly during this period, and your fund exceeded the S&P Mid Cap 400 Index* by a large margin. The fund’s Class A Shares returned 27.13% for this period (20.14% adjusted for the fund’s sales charge) versus the S&P Mid Cap 400 Index return of 21.14%. The fund’s Class B Shares returned 8.54% since inception (March 14, 2000), or 3.54% adjusted for the fund’s contingent deferred sales charge. We have constructed a diversified mid cap portfolio that is designed to reduce sector, capitalization and style risk and focus on superior stock selection. We look for reasonably priced companies that are also earning more money than investors are expecting. Stock selection within the technology sector added to the fund’s performance, particularly in the semiconductor and telecommunications equipment industries. Within the financial sector, we found more value in insurance companies, at the expense of banks, which also added to the fund’s performance. We also attempt to add value by avoiding the overpriced securities whose earnings outlooks are deteriorating. Our avoidance of poor performing food and consumer products stocks also helped the portfolio.

After many years of large capitalization equities leading the market, the mid-cap sector began outperforming in the fourth quarter of 1999. Investors finally began paying attention to the attractive valuations and superior growth prospects of many mid cap securities relative to the large cap alternatives. While mid cap technology and biotechnology stocks led market returns from mid October through February, old economy industries such as financials, industrials and utilities have led market returns in March and April. Our sector neutral, diversified approach has paid off in this volatile market.

We are encouraged by the recent trends in the market. Investors have begun paying attention to the relative value offered by mid cap stocks. “Hyper-growth” stocks have come back to earth as investors once again realize that companies need sales and earnings, not just concepts and marketing expenses, to be attractive investments. A further broadening of the market and more focus on valuation should bode well for the Vision Mid Cap Stock Fund.

*	The S&P Mid Cap 400 Index is a capitalization weighted index that measures the performance of the mid-range of the U.S. stock market. The index is unmanaged and investments cannot be made in an index.
**
Performance quoted reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

VISION LARGE CAP GROWTH FUND

The following commentary has been provided by the fund’s sub-adviser, Montag & Caldwell Investment Counsel.

The Vision Large Cap Growth Fund received its initial funding in late March of this year and is now fully invested in accordance with Montag and Caldwell’s model portfolio. For the one-month period ended April 30, 2000, the fund’s Class A Shares total return was (0.89%),* or (6.34%) adjusted for the fund’s sales charge, versus a total return of (3.00%) for the Standard & Poor’s (S&P) 500 Index.** Since inception (April 5, 2000), the fund’s Class B Shares total return was (2.62%), or (7.49%) adjusted for the fund’s contingent deferred sales charge.* During the month, we took advantage of volatile market conditions to add to several of our holdings at attractive prices. Bristol Myers, Lucent Technologies, Dell Computer, and Circuit City were among the stocks in which we increased our positions.

Aggressive growth mutual funds specializing in technology and internet stocks attracted the lion’s share of the money that flowed into the equity sector earlier this year. These inflows were invested in many of the same names already held by these funds, which only increased the valuation gap between technology and non-technology equites. As of March 31st, the average NASDAQ 100 Index*** stock was trading at 147 times trailing earnings, while the average S&P 500 Index stock traded at 28 times trailing earnings. While we have long been proponents of technology stocks and currently have roughly 28% of the fund’s portfolio invested in the sector, we do not believe that paying $147 or $200 or $300 for $1 of earnings offers adequate return potential relative to the inherent risk at these price levels. Based on standard estimations of value, these companies will have to grow their earnings at rates greater than 30% for 10 years or more in order for investors to earn single digit returns at these prices. History suggests that we will look back in ten years and wonder what became of most of these high-flyers.

Following economic growth of 7.3% in the fourth quarter, the Federal Reserve Board (the “Fed”) is continuing to apply the monetary brakes in an effort to keep too much growth from fueling inflation. Continued productivity gains and subdued core inflation give us confidence that the Fed can engineer a slower growth economic environment without causing a recession. Slower monetary growth should also serve to dampen investor enthusiasm for the more speculative stocks, and contribute to a healthy broadening of the market’s leadership. The recent weakness in the NASDAQ relative to the S&P 500 Index leads us to believe that this transition is underway, which should benefit our holdings. This price retrenchment of more aggressively valued stocks appears to be occurring in an orderly fashion and should it continue, may reduce some of the excesses mentioned above. In addition, the rebound in global economies and the opportunities provided by the triumph of capitalization should benefit our multinational growth companies, including consumer, pharmaceutical, technology and financial companies. We feel that our clients’ portfolios are well-positioned to take advantage of these major trends.

Let me take this opportunity to welcome you as shareholders in the Vision Large Cap Growth Fund. We at Montag & Caldwell and the Vision Family of Funds are very excited about its prospects and I look forward to updating you on the Fund’s progress in the future.

*
Performance quoted reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

**	The Standard & Poor’s 500 Index is an unmanaged index of large cap common stocks. Investments cannot be made in an index.

***
The NASDAQ 100 Index is capitalization-weighted and includes 100 of the largest non-financial companies, domestic and foreign, in the NASDAQ National Market. In addition to meeting the qualification standards for inclusion in the NASDAQ National Market, these issues have strong earnings and assets. Indexes are unmanaged and investments cannot be made in an index.

Vision U.S. Government Securities Fund

Growth of $10,000 Invested in Vision U.S. Government Securities Fund

        The graph below illustrates the hypothetical investment of $10,000* in the Vision U.S. Government Securities Fund (the “Fund”) from September 22, 1993 (start of performance) to April 30, 2000, compared to the Lehman Brothers Aggregate Bond Index (“LBABI”).†

[Graphic Representation Omitted—See Appendix]

AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED APRIL 30, 2000**

1 Year	(3.46%)
5 Year	5.18%
Start of Performance (9/22/93)	3.92%

Past performance is no guarantee of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBABI has been adjusted to reflect reinvestment of dividends on securities in the index.

**	Total returns quoted reflect all applicable sales charges.

†	The LBABI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. This index is unmanaged.

Vision New York Municipal Income Fund

Growth of $10,000 Invested in Vision New York Municipal Income Fund

        The graph below illustrates the hypothetical investment of $10,000* in the Vision New York Municipal Income Fund (the “Fund”) from September 22, 1993 (start of performance) to April 30, 2000, compared to the Lehman Brothers State General Obligation Bond Index (“LSGOBI”) and Lehman Brothers New York Tax-Exempt Index (“LBNYTEI”).†

[Graphic Representation Omitted—See Appendix]

AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED APRIL 30, 2000**

1 Year	(7.13%)
5 Year	4.14%
Start of Performance (9/22/93)	3.79%

Past performance is no guarantee of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LSGOBI and the LBNYTEI have been adjusted to reflect reinvestment of dividends on securities in the indices.

**	Total returns quoted reflect all applicable sales charges.

†
The LSGOBI and the LBNYTEI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. These indices are unmanaged.

Vision Large Cap Value Fund—Class A Shares

Growth of $10,000 Invested in Vision Large Cap Value Fund

        The graph below illustrates the hypothetical investment of $10,000* in the Vision Large Cap Value Fund, Class A Shares (the “Fund”) from September 26, 1997 (start of performance) to April 30, 2000, compared to the Standard and Poor’s 500 Barra Value Index (“S&P 500 BV”).

[Graphic Representation Omitted—See Appendix]

AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED APRIL 30, 2000**

1 Year	(11.29%)
Start of Performance (9/26/97)	4.20%

Past performance is no guarantee of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 BV has been adjusted to reflect reinvestment of dividends on securities in the index.

**	Total returns quoted reflect all applicable sales charges.

†
The S&P 500 BV is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. This index is unmanaged.

Vision Large Cap Value Fund—Class B Shares

Growth of $10,000 Invested in Vision Large Cap Value Fund

        The graph below illustrates the hypothetical investment of $10,000* in the Vision Large Cap Value Fund, Class B Shares (the “Fund”) from December 10, 1999 (start of performance) to April 30, 2000, compared to the Standard and Poor’s 500 Barra Value Index (“S&P 500 BV”).†

[Graphic Representation Omitted—See Appendix]

CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED APRIL 30, 2000**

Start of Performance (12/10/99)	(3.36%)

Past performance is no guarantee of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a maximum 5.00% contingent deferred sales charge on any redemption less than 1 year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 BV has been adjusted to reflect reinvestment of dividends on securities in the index.

**	Total returns quoted reflect all applicable sales charges.

†
The S&P 500 BV is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. This index is unmanaged.

Vision Mid Cap Stock Fund—Class A Shares

Growth of $10,000 Invested in Vision Mid Cap Stock Fund

        The graph below illustrates the hypothetical investment of $10,000* in the Vision Mid Cap Stock Fund, Class A Shares (the “Fund”) from November 29, 1993 (start of performance) to April 30, 2000, compared to the Russell Midcap Value Index (“RMVI”) and the Standard and Poor’s Mid Cap 400 Index (“S&P Mid Cap 400”).†

[Graphic Representation Omitted—See Appendix]

AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED APRIL 30, 2000**

1 Year	13.31%
5 Year	15.84%
Start of Performance (11/29/93)	7.12%

Past performance is no guarantee of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The RMVI and the S&P Mid Cap 400 have been adjusted to reflect reinvestment of dividends on securities in the indicies.

**
On July 1, 1996 the sales charge for the Mid Cap Stock Fund (formerly Vision Growth and Income Fund) changed to 5.50%. The start of performance total return is based on the original 4.50% sales charge. The 1 year total return is based on the current sales charge of 5.50%. The graph above is based on the original 4.50% sales charge.

†
The RMVI and the S&P Mid Cap 400 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.

Vision Mid Cap Stock Fund—Class B Shares

Growth of $10,000 Invested in Vision Mid Cap Stock Fund

        The graph below illustrates the hypothetical investment of $10,000* in the Vision Mid Cap Stock Fund, Class B Shares (the “Fund”) from March 15, 2000 (start of performance) to April 30, 2000, compared to the Russell Midcap Value Index (“RMVI”) and the Standard and Poor’s Mid Cap 400 Index (“S&P Mid Cap 400”).†

[Graphic Representation Omitted—See Appendix]

CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED APRIL 30, 2000**

Start of Performance (3/15/00)	3.54%

Past performance is no guarantee of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a maximum 5.00% contingent deferred sales charge on any redemptions less than 1 year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The RMVI and the S&P Mid Cap 400 have been adjusted to reflect reinvestment of dividends on securities in the indicies.

**	Total returns quoted reflect all applicable sales charges.

†
The RMVI and the S&P 400 Mid Cap are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.

Vision Large Cap Growth Fund—Class A Shares

Growth of $10,000 Invested in Vision Large Cap Growth Fund

        The graph below illustrates the hypothetical investment of $10,000* in the Vision Large Cap Growth Fund, Class A Shares (the “Fund”) from March 20, 2000 (start of performance) to April 30, 2000, compared to the Standard and Poor’s 500 Index (“S&P 500”) and the Russell 1000 Index (“Russell 1000”).†

[Graphic Representation Omitted—See Appendix]

CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED APRIL 30, 2000**

Start of Performance (3/20/00)	(5.10%)

Past performance is no guarantee of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and Russell 1000 have been adjusted to reflect reinvestment of dividends on securities in the indices.

**	Total returns quoted reflect all applicable sales charges.

†
The S&P 500 and Russell 1000 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.

Vision Large Cap Growth Fund—Class B Shares

Growth of $10,000 Invested in Vision Large Cap Growth Fund

        The graph below illustrates the hypothetical investment of $10,000* in the Vision Large Cap Growth Fund, Class B Shares (the “Fund”) from April 6, 2000 (start of performance) to April 30, 2000, compared to the Standard and Poor’s 500 Index (“S&P 500”) and the Russell 1000 Index (“Russell 1000”).†

[Graphic Representation Omitted—See Appendix]

CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED APRIL 30, 2000**

Start of Performance (4/6/00)	(7.49%)

Past performance is no guarantee of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a maximum 5.00% contingent deferred sales charge on any redemption less than 1 year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and Russell 1000 have been adjusted to reflect reinvestment of dividends on securities in the indices.

**	Total returns quoted reflect all applicable sales charges.

†
The S&P 500 and Russell 1000 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.

Vision U.S. Government Securities Fund

Portfolio of Investments
April 30, 2000

Principal Amount		Value

Asset-Backed Securities—0.5%
$ 80,000	Guaranteed Export Trust, Class C, 5.200%, 10/15/2004	$ 76,410
45,213	Provident Bank Home Equity Loan Trust 1996-1, Class A1, 7.600%, 10/25/2012	44,325
73,135	The Money Store Home Equity Trust 1992-C, Class A1, 6.200%, 10/15/2017	71,184
79,443	The Money Store Home Equity Trust 1994-C, Class A4, 7.800%, 10/15/2021	79,526

Total Asset-Backed Securities (identified cost $274,763)		271,445

Collateralized Mortgage Obligations—9.6%
105,000	FHLMC, Series 1686-PJ, REMIC, 5.000%, 2/15/2024	89,603
1,109,000	FHLMC, Series 20-H, REMIC, 5.500%, 10/25/2023	952,698
7,259	FHLMC, Series 1598-E5, REMIC 6.00%, 11/15/2005	7,221
13,231	FHLMC, Series 1697-PG, REMIC, 5.800%, 4/15/2006	13,145
105,000	FHLMC, Series 1637-GA, REMIC, 5.800%, 6/15/2023	98,529
314,000	FHLMC, Series 1534-H, REMIC, 6.000%, 1/15/2023	278,706
1,356,000	FHLMC, Series 23-PK, REMIC, 6.000%, 11/25/2023	1,192,629
9,673	FHLMC, Series 136-E, REMIC, 6.000%, 4/15/2021	9,069
279,000	FHLMC, Series 1577-PK, REMIC, 6.500%, 9/15/2023	262,840
176,000	FHLMC, Series 1644-K, REMIC, 6.750%, 12/15/2023	167,156
58,000	FHLMC, Series 33-H, REMIC, 7.500%, 6/25/2023	57,473
111,530	FNMA, Series L-DC, REMIC, 5.000%, 1/1/2006	105,834
34,216	FNMA, Series 1994-22-A, REMIC, 5.000%, 3/25/2022	33,711
42,000	FNMA, Series 1993-38-L, REMIC, 5.000%, 8/25/2022	34,724
Principal Amount		Value

Collateralized Mortgage Obligations—continued
$ 152,000	FNMA, Series 1994-3-PL, REMIC, 5.500%, 1/25/2024	$ 128,759
874,000	FNMA, Series 1992-136-PJ, REMIC, 6.000%, 5/25/2021	802,987
111,000	FNMA, Series 1993-198-K, REMIC, 6.000%, 12/25/2022	101,434
26,000	FNMA, Series 1993-160-PK, REMIC, 6.500%, 11/25/2022	24,509
175,000	FNMA, Series 1993-223-C, REMIC, 6.500%, 5/25/2023	164,224
415,000	FNMA, Series 1993-113-PK, REMIC, 6.500%, 7/25/2023	381,617
554,000	FNMA, Series 1993-127-H, REMIC, 6.500%, 7/25/2023	506,378
155,000	FNMA, Series 1993-202-J, REMIC, 6.500%, 11/25/2023	142,820
40,357	FNMA, Series G93-1-HA, REMIC, 7.500%, 2/25/2021	40,274
181,000	FNMA, Series 1994-55-H, REMIC, 7.000%, 3/25/2024	175,460

Total Collateralized Mortgage Obligations (identified cost $5,771,847)		5,771,800

Corporate Bonds—16.7%
500,000	Bay State Gas Co., 9.200%, 6/6/2011	540,775
180,000	BellSouth Telecommunications, Inc., 5.850%, 11/15/2045	178,893
1,000,000	Boeing Co., 6.625%, 2/15/2038	837,910
250,000	(1)Cargill, Inc., 6.875%, 5/1/2028	213,103
100,000	Countrywide Mortgage Investments, 6.510%, 2/11/2005	93,305
450,000	Countrywide Mortgage Investments, 7.200%, 10/30/2006	427,271
800,000	Delmarva Power and Light Co., 8.500%, 2/1/2022	824,608
700,000	Ford Motor Co., 9.215%, 9/15/2021	785,876
160,000	Ford Motor Credit Co., 6.375%, 12/15/2005	149,843

Vision U.S. Government Securities Fund

Principal Amount		Value

Corporate Bonds—continued
$ 59,000	Fortune Brands, Inc., 8.625%, 11/15/2021	$ 63,169
150,000	GTE North, Inc., 8.500%, 12/15/2031	152,616
100,000	General Electric Capital Corp., 8.300%, 9/20/2009	106,604
50,000	Loews Corp., 8.875%, 4/15/2011	52,406
150,000	Monsanto Co., 6.110%, 2/3/2005	140,429
1,549,991	NYNEX Corp., 9.550%, 5/1/2010	1,675,525
125,000	New Century Energies, Inc., 8.750%, 3/1/2022	125,781
500,000	New Plan Realty Trust, 6.800%, 5/15/2002	485,220
800,000	(1)Ohio National Life Insurance Co., 8.500%, 5/15/2026	795,512
150,000	PG&E Gas Transmission Northwest, 7.800%, 6/1/2025	141,632
307,000	Philip Morris Cos., Inc., 8.375%, 1/15/2017	273,049
1,000,000	Potomac Edison Co., 8.000%, 6/1/2006	1,012,230
60,000	Potomac Electric Power Co., 8.500%, 5/15/2027	61,055
125,000	Rochester Gas & Electric Corp., 9.375%, 4/1/2021	131,224
415,000	Virginia Electric Power Co., 8.750%, 4/1/2021	428,193
370,000	Weingarten Realty Investors, 6.650%, 7/12/2027	351,115

Total Corporate Bonds (identified cost $10,747,551)		10,047,344

Government Agencies—31.8%
50,000	FHLB, 7.140%, 6/6/2001	49,980
175,000	FHLMC, 6.943%, 3/21/2007	171,836
8,138	FHLMC, 8.200%, 9/15/2007	7,892
131,025	FHLMC, 9.875%, 3/15/2009	131,535
112,582	FHLMC, 10.250%, 3/15/2009	111,695
53,000	FNMA, 5.125%, 2/13/2004	49,322
270,000	HUD, 6.760%, 8/1/2006	260,774
360,000	HUD, 6.930%, 8/1/2009	345,265
910,000	HUD, 6.930%, 8/1/2013	849,497

Principal Amount		Value

Government Agencies—continued
$ 250,000	HUD, 7.120%, 8/1/2001	$ 250,408
500,000	HUD, 7.140%, 8/1/2007	489,255
1,200,000	HUD, 7.660%, 8/1/2015	1,155,384
1,944,000	Israel AID, 6.800%, 2/15/2012	1,941,065
3,500,000	Overseas Private Investment Corp., 6.600%, 5/21/2016	3,187,975
500,000	Private Export Funding Corp., 6.490%, 7/15/2007	475,315
75,000	Private Export Funding Corp., 7.950%, 11/1/2006	75,584
868,879	Small Business Administration, 5.600%, 9/1/2008	814,574
1,700,345	Small Business Administration, 6.700%, 12/1/2016	1,627,859
4,286,226	Small Business Administration, 6.950%, 11/1/2016	4,157,811
166,817	Small Business Administration, 7.300%, 5/1/2017	156,808
160,369	Small Business Administration, 7.300%, 9/1/2019	150,747
72,186	Small Business Administration, 8.850%, 8/1/2011	74,489
497,836	Small Business Administration, 9.250%, 2/1/2008	514,911
781,881	Small Business Administration, 9.650%, 5/1/2010	816,033
50,000	Tennessee Valley Authority, 6.000%, 11/1/2000	49,908
1,362,653	Tennessee Valley Authority, 7.430%, 4/1/2022	1,227,558

Total Government Agencies (identified cost $20,314,122)		19,143,480

Mortgage Backed Securities—12.9%
185,633	FHLMC, 7.000%, 11/1/2007	182,559
151,934	FHLMC, 7.000%, 7/1/2008	148,136
340,623	FHLMC, 7.000%, 8/1/2008	333,065
122,864	FHLMC, 7.000%, 11/1/2010	120,100
91,271	FHLMC, 7.000%, 11/1/2017	88,305
14,302	FHLMC, 7.250%, 1/1/2005	14,217
54,815	FHLMC, 7.250%, 11/1/2009	54,489
28,595	FHLMC, 7.500%, 7/1/2007	28,318
207,198	FHLMC, 7.500%, 3/1/2008	204,480
90,271	FHLMC, 7.500%, 6/1/2008	88,917
32,478	FHLMC, 7.500%, 11/1/2009	32,052
88,385	FHLMC, 7.500%, 12/1/2010	87,225

Vision U.S. Government Securities Fund

Principal Amount		Value

Mortgage Backed Securities—continued
$ 23,869	FHLMC, 7.500%, 3/1/2017	$ 23,645
35,075	FHLMC, 8.000%, 5/1/2002	35,448
12,109	FHLMC, 8.000%, 5/1/2006	11,954
7,856	FHLMC, 8.000%, 3/1/2007	7,829
46,319	FHLMC, 8.000%, 9/1/2007	46,246
324,885	FHLMC, 8.000%, 11/1/2008	324,683
26,910	FHLMC, 8.000%, 1/1/2010	26,918
56,993	FHLMC, 8.000%, 12/1/2010	56,904
32,642	FHLMC, 8.250%, 12/1/2007	32,713
36,745	FHLMC, 8.250%, 5/1/2008	36,785
41,247	FHLMC, 8.250%, 5/1/2009	41,389
59,818	FHLMC, 8.250%, 8/1/2009	60,024
20,181	FHLMC, 8.500%, 6/1/2002	20,308
193,789	FHLMC, 8.500%, 7/1/2004	195,485
12,300	FHLMC, 8.500%, 4/1/2006	12,441
65,149	FHLMC, 8.500%, 9/1/2009	65,515
12,329	FHLMC, 8.750%, 8/1/2008	12,398
10,937	FHLMC, 9.000%, 3/1/2002	11,027
6,516	FHLMC, 9.000%, 9/1/2019	6,718
62,383	FHLMC, 9.250%, 6/1/2002	63,072
9,472	FHLMC, 10.500%, 3/1/2001	9,532
454,802	FNMA, 6.000%, 5/1/2009	433,340
40,035	FNMA, 6.000%, 1/1/2014	37,471
70,580	FNMA, 6.500%, 4/1/2004	68,948
13,400	FNMA, 6.750%, 12/1/2006	13,248
249,713	FNMA, 7.000%, 8/1/2005	247,451
62,562	FNMA, 7.500%, 11/1/2009	61,799
479,140	FNMA, 7.500%, 2/1/2014	468,211
45,062	FNMA, 8.000%, 4/1/2002	45,231
152,083	FNMA, 8.000%, 1/1/2006	150,325
222,698	FNMA, 8.000%, 6/1/2008	220,540
143,100	FNMA, 8.000%, 1/1/2010	143,056
83,165	FNMA, 8.250%, 7/1/2009	82,749
53,008	FNMA, 8.500%, 10/1/2002	53,608
43,882	FNMA, 8.500%, 3/1/2012	44,348
55,778	FNMA, 8.750%, 5/1/2010	56,205
16,719	FNMA, 9.000%, 12/1/2002	17,040
52,401	FNMA, 9.000%, 10/1/2006	53,023
69,737	FNMA, 9.750%, 9/1/2017	73,594
52,538	GNMA, 6.500%, 9/15/2002	52,167
16,046	GNMA, 7.250%, 2/15/2005	15,843
79,895	GNMA, 7.250%, 3/15/2005	78,883
11,980	GNMA, 7.250%, 7/15/2005	11,774
7,437	GNMA, 7.250%, 10/15/2005	7,309
24,810	GNMA, 7.250%, 11/15/2005	24,496
36,506	GNMA, 7.250%, 4/15/2006	35,878

Principal Amount		Value

Mortgage Backed Securities—continued
$ 43,623	GNMA, 7.500%, 12/15/2005	$ 43,064
38,665	GNMA, 7.500%, 6/20/2007	38,206
28,459	GNMA, 8.000%, 6/15/2006	28,415
19,099	GNMA, 8.000%, 8/15/2006	19,045
40,114	GNMA, 8.000%, 9/15/2006	40,076
186,400	GNMA, 8.000%, 11/15/2006	186,225
563,597	GNMA, 8.000%, 9/15/2007	563,772
153,407	GNMA, 8.000%, 10/15/2007	155,708
82,988	GNMA, 8.000%, 12/15/2009	84,094
129,707	GNMA, 8.000%, 2/15/2010	132,247
104,766	GNMA, 8.000%, 12/15/2016	105,683
24,745	GNMA, 8.000%, 7/15/2024	24,861
79,574	GNMA, 8.250%, 6/15/2008	79,972
42,568	GNMA, 8.375%, 4/15/2010	43,477
420,341	GNMA, 8.500%, 9/15/2008	423,889
153,660	GNMA, 8.500%, 10/20/2009	157,022
77,798	GNMA, 8.500%, 11/15/2017	79,937
22,832	GNMA, 8.750%, 2/15/2002	22,981
30,857	GNMA, 9.000%, 4/15/2001	31,053
2,853	GNMA, 9.000%, 5/15/2001	2,874
369,453	GNMA, 9.000%, 4/20/2023	380,075
142,771	GNMA, 9.000%, 10/20/2024	146,876

Total Mortgage Backed Securities (identified cost $7,506,708)		7,768,986

Municipals—7.5%
225,000	Chicago, IL, Public Building Commission, 7.000%, 1/1/2007	219,143
250,000	Connecticut Development Authority, 8.550%, 8/15/2008	259,143
265,000	Connecticut Municipal Electric Energy Cooperative, 5.700%, 1/1/2004	252,495
35,000	Connecticut State HEFA, 7.070%, 11/1/2001	35,001
100,000	Orlando, FL, Aviation Authority, 8.250%, 10/1/2004	103,986
200,000	Miami, FL, 8.650%, 7/1/2019	217,784
3,100,000	Minneapolis/St. Paul, MN, Airport Commission, 8.950%, 1/1/2022	3,262,843
100,000	New York City, NY, 10.500%, 11/15/2012	106,581

Vision U.S. Government Securities Fund

Principal Amount		Value

Municipals—continued
$ 80,000	New York City, NY, 9.900%, 2/1/2015	$ 84,799

Total Municipals (identified cost $5,307,758)		4,541,775

U.S. Treasury—17.4%
U.S. Treasury Bonds (14.1%)
1,500,000	8.750%, 8/15/2020	1,915,995
4,750,000	14.000%, 11/15/2011	6,565,213

Total		8,481,208

Principal Amount or Shares		Value

U.S. Treasury—continued
U.S. Treasury Notes (3.3%)
$2,000,000	5.875%, 6/30/2000	$ 2,000,223

Total U.S. Treasury (identified cost $10,801,434)		10,481,431

Mutual Fund Shares—0.8%
469,794	SSGA US Government Money Market Fund, 5.630% (at net asset value)	469,794

Total Investments (identified cost $61,193,977)(2)		$58,496,055

(1)
Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund’s Board of Directors. At April 30, 2000, these securities amounted to $1,008,615 which represents 1.7% of net assets.

(2)
The cost of investments for federal tax purposes amounts to $61,193,977. The net unrealized depreciation of investments on a federal tax basis amounts to $2,697,922 which is comprised of $92,587 appreciation and $2,790,509 depreciation at April 30, 2000.

Note: The categories of investments are shown as a percentage of net assets ($60,164,641) at April 30, 2000.

The following acronyms are used throughout this portfolio:

HEFA—Health and Education Facilities Authority
FHLB—Federal Home Loan Bank
FHLMC—Federal Home Loan Mortgage Corporation
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
HUD—Department of Housing and Urban Development
REMIC—Real Estate Mortgage Investment Conduit

(See Notes which are an integral part of the Financial Statements)

Vision New York Municipal Income Fund
Portfolio of Investments
April 30, 2000

Principal Amount		Credit Rating*	Value
Long-Term Municipals—94.1%

	Guam—6.5%

$3,200,000	Guam Housing Corp., State Single Family Housing Revenue Bonds, 5.75%, 9/1/2031	AAA/NR	$ 3,110,144

	New York—87.0%

45,000	34th Street Partnership, Inc., NY, 5.50% (Original Issue Yield: 5.613%), 1/1/2023	NR/A1	41,573

200,000	Albany, NY, Housing Authority, Revenue Bonds, 5.20% (KeyBank, N.A. LOC), 12/1/2013	NR/Aa3	185,262

150,000	Albany, NY, Housing Authority, Revenue Bonds, 5.40% (KeyBank, N.A. LOC), 12/1/2018	NR/Aa3	136,240

200,000	Albany, NY, Housing Authority, Revenue Bonds, 5.50% (KeyBank, N.A. LOC), 12/1/2028	NR/Aa3	179,874

25,000	Alden Central School District, NY, GO UT, 6.25% (AMBAC INS)/(Original Issue Yield: 6.40%), 6/15/2009	AAA/Aaa	27,028

525,000	Allegany County, NY, IDA, Revenue Bonds, 6.625% (Atlantic Richfield Co.)/(Original Issue Yield: 6.625%), 9/1/2016	AA+/Aa2	530,150

500,000	Appleridge Retirement Community, Revenue Bonds, 5.60% (GNMA Collateralized Home Mortgage Program)/(GNMA Collateralized Home Mortgage Program LOC), 9/1/2021	NR/Aaa	477,505

10,000	Batavia, NY, GO UT Bonds, 6.55% (MBIA INS)/(Original Issue Yield: 6.60%), 5/1/2005	AAA/Aaa	10,691

25,000	Beacon, NY, City School District, GO UT, 5.10% (Original Issue Yield: 5.25%), 7/15/2006	AAA/Aaa	25,070

100,000	Brighton, NY, Central School District, GO UT, 5.40% (Original Issue Yield: 5.55%), 6/1/2011	AAA/Aaa	100,561

10,000	Brighton, NY, 8.00% (MBIA INS), 10/15/2002	AAA/Aaa	10,707

50,000	Brockport, NY, Central School District, GO UT, 5.40% (Original Issue Yield: 5.55%), 6/15/2011	AAA/Aaa	50,221

Vision New York Municipal Income Fund

Principal Amount		Credit Rating*	Value
Long-Term Municipals—continued

	New York—continued

$ 50,000	Broome County, NY, Certificate of Participation, 5.25% (MBIA INS)/(Original Issue Yield: 5.578%), 4/1/2022	AAA/Aaa	$ 45,542

10,000	Buffalo & Fort Erie, NY, Public Bridge Authority, 6.00% (MBIA INS)/(Original Issue Yield: 5.05%), 1/1/2004	AAA/Aaa	10,336

25,000	Byron Bergen, NY, Central School District, GO UT School Improvement Bonds, 6.00%, 6/15/2003	NR/A3	25,835

25,000	Camden, NY, Central School District, GO UT School Improvement Bonds, 7.10% (AMBAC INS), 6/15/2006	AAA/Aaa	27,591

30,000	Canandaigua, NY, City School District, GO UT, 7.15% (United States Treasury PRF), 6/1/2003 (@102)	AAA/Aaa	30,673

10,000	Canandaigua, NY, GO UT, 8.80% (Original Issue Yield: 9.30%), 3/1/2005	NR/A2	11,472

30,000	Carmel, NY, 6.30%, 11/15/2011	NR/Aa3	32,663

25,000	Chautauqua County, NY, 7.30% (FGIC INS), 4/1/2006	AAA/Aaa	27,762

100,000	Cheektowaga, NY, Central School District, GO UT, 5.875% (FGIC INS)/(Original Issue Yield: 5.95%), 6/1/2014	NR/Aaa	102,515

25,000	Cheektowaga, NY, GO UT, 5.65%, 8/15/2005	NR/Aa3	25,724

30,000	Cherry Valley Springfield, NY, Central School District, School Improvement Bonds, 7.80%, 5/1/2011	AAA/Aaa	36,211

25,000	Churchville Chili, NY, Central School District, GO UT, 5.50% (FGIC INS)/(Original Issue Yield: 5.50%), 6/15/2009	AAA/Aaa	25,712

25,000	Clarence, NY, Central School District, GO UT, 5.30% (FGIC INS)/(Original Issue Yield: 4.90%) 6/1/2006	NR/Aaa	25,329

25,000	East Aurora, NY, Unified Free School District, GO UT, 5.20% (FGIC INS)/(Original Issue Yield: 4.80%), 6/15/2006	NR/Aaa	25,306

25,000	East Irondequoit, NY, Central School District, GO UT, 6.90%, 12/1/2002	NR/A2	26,278

25,000	East Rochester, NY, Unified Free School District, GO UT, 6.30% (AMBAC INS), 6/15/2003	AAA/Aaa	25,977

Vision New York Municipal Income Fund

Principal Amount		Credit Rating*	Value
Long-Term Municipals—continued

	New York—continued

$ 50,000	Erie County, NY, Water Authority, Series A, 6.00% (AMBAC INS)/(Original Issue Yield: 7.25%), 12/1/2008	AAA/Aaa	$ 51,870

25,000	Erie County, NY, GO UT General Improvement Bonds, 9.60% (MBIA INS)/(Original Issue Yield: 9.55%), 10/15/2000	AAA/Aaa	25,588

1,030,000	Essex County, NY, IDA, Solid Waste Disposal Revenue Bonds, Series A, 5.80% (International Paper Co.), 12/1/2019	BBB+/Baa1	948,548

55,000	Evans & Brant, NY, Central School District, GO UT, 6.85% (MBIA INS)/(Original Issue Yield: 6.90%), 6/15/2009	AAA/Aaa	61,794

25,000	Fairport, NY, Central School District, GO UT, 5.00% (MBIA INS), 6/15/2003	AAA/Aaa	25,175

20,000	Frontier, NY, Central School District, Hamburg Township, GO UT, 9.50% (MBIA INS)/(Original Issue Yield: 9.50%), 6/1/2002	AAA/Aaa	21,786

25,000	Genesee County, NY, GO UT, 5.30% (FGIC INS)/(Original Issue Yield: 5.20%), 8/15/2009	NR/Aaa	25,270

25,000	Greece, NY, Central School District, GO UT, 6.00% (FGIC INS)/(Original Issue Yield: 5.55%), 6/15/2004	AAA/Aaa	25,963

30,000	Greece, NY, GO UT, 6.25% (AMBAC INS), 12/1/2007	AAA/Aaa	32,118

30,000	Harrison, NY, Central School District, GO UT, 6.70%, 10/1/2007	NR/A1	32,964

25,000	Hilton, NY, Central School District, GO UT, 6.85%, 6/15/2001	NR/A2	25,603

125,000	Holiday Square Housing Development Corp., NY, Section 8 Assisted Project, 5.80% (Holiday Square Management Co.)/(FNMA COL)/(Original Issue Yield: 5.943%), 1/15/2024	NR/Aaa	118,817

20,000	Holland, NY, Central School District, GO UT, 6.00% (FGIC INS)/(Original Issue Yield: 5.50%), 6/15/2003	AAA/Aaa	20,686

100,000	Housing, NY, Corp., Revenue Bonds, 5.00% (Original Issue Yield: 5.65%), 11/1/2018	AAA/Aa3	87,445

Vision New York Municipal Income Fund

Principal Amount		Credit Rating*	Value
Long-Term Municipals—continued

	New York—continued

$ 25,000	Housing, NY, Corp., Refunding Revenue Bonds, 5.00% (Original Issue Yield: 5.60%), 11/1/2013	AAA/Aa3	$ 23,045

15,000	Irondequoit, NY, 6.80% (Original Issue Yield: 7.20%), 3/1/2011	NR/A2	16,831

50,000	Ithaca, NY, 6.80%, 5/15/2003	NR/Aa	52,526

1,145,000	Jamestown, NY, Housing Authority, Mortgage Revenue Bonds, 6.125% (Bradmar Village Project)/(HUD Section 8 LOC), 7/1/2010	A-/NR	1,145,813

600,000	Jamestown, NY, Series A, 7.00% (AMBAC INS)/(Original Issue Yield: 7.05%), 3/15/2007	AAA/Aaa	664,128

30,000	Jamesville-Dewitt, NY, Central School District, GO UT, School Improvements, 5.75% (AMBAC INS), 6/15/2009	AAA/Aaa	31,196

20,000	Kenmore, NY, GO UT, 6.35% (MBIA INS), 10/15/2009	AAA/Aaa	21,837

50,000	Lakewood, NY, GO UT Public Improvement Bonds, 5.50% (Original Issue Yield: 5.70%), 4/1/2012	NR/Baa1	49,460

25,000	Lancaster Town, NY, GO UT Bonds, 5.30% (FSA INS), 6/1/2005	AAA/Aaa	25,439

25,000	Lewiston Town, NY, GO UT Refunding Bonds, 5.50% (FSA INS)/(Original Issue Yield: 5.55%), 5/1/2014	AAA/Aaa	25,359

25,000	Liverpool, NY, Central School District, 7.20% (MBIA INS)/ (Original Issue Yield: 7.30%), 10/1/2007	AAA/Aaa	28,143

25,000	Lockport Town, NY, GO UT, 5.45% (FGIC INS)/(Original Issue Yield: 5.05%), 9/15/2006	NR/Aaa	25,655

1,500,000	Metropolitan Transportation Authority, NY, Series A, Revenue Bond, 5.25% (FSA INS), 4/1/2023	AAA/Aaa	1,368,600

25,000	Monroe County, NY, IDA, Revenue Bonds, 5.80% (Nazareth College)/(MBIA INS)/(Original Issue Yield: 5.799%), 6/1/2010	AAA/Aaa	25,663

50,000	Monroe County, NY, GO UT, Series A, 8.50% (Original Issue Yield: 8.75%), 5/1/2000	AA/Aa2	50,016

Vision New York Municipal Income Fund

Principal Amount		Credit Rating*	Value
Long-Term Municipals—continued

	New York—continued

$ 610,000	Monroe County, NY, GO UT Public Improvement Bonds, 6.00% (Original Issue Yield: 5.34%), 3/1/2016	AA/Aa2	$ 646,911

25,000	Monroe County, NY, GO UT Public Improvement Bonds, 6.05% (AMBAC INS)/(United States Treasury PRF)/(Original Issue Yield: 6.049%), 6/1/2004 (@102)	AAA/Aaa	26,410

25,000	Monroe Woodbury, NY, Central School District, GO UT, 6.70% (FGIC INS), 11/15/2010	AAA/Aaa	26,633

50,000	New York City Housing Development Corp., Refunding Revenue Bonds, 5.85% (FHA INS), 5/1/2026	AA/Aa2	48,317

100,000	New York City Housing Development Corp., Series A, 7.35% (FHA INS)/(Original Issue Yield: 7.349%), 6/1/2019	AAA/NR	104,301

1,805,000	New York City, NY, IDA, 5.85% (Nightingale-Bamford School Project)/(Original Issue Yield: 5.85%), 1/15/2020	A/A3	1,775,181

2,160,000	New York City, NY, IDA, Revenue Bonds, 5.65% (United Air Lines)/(Original Issue Yield: 5.682%), 10/1/2032	BB+/Baa3	1,866,370

1,500,000	New York City, NY, IDA, Special Facilities Revenue Bonds, 6.90% (American Airlines Inc.), 8/1/2024	BBB/Baa1	1,521,030

1,000,000	New York City, NY, Transitional Finance Authority, Public Improvement Revenue Bonds, Series C, 5.00% (Original Issue Yield: 5.17%), 5/1/2019	AA/Aa3	893,240

1,000,000	New York City, NY, Transitional Finance Authority, Public Improvement Revenue Bonds, Series C, 5.00% (Original Issue Yield: 5.23%), 5/1/2026	AA/Aa3	862,690

100,000	New York City, NY, Transitional Finance Authority, Revenue Bonds, Series A, 5.00% (Original Issue Yield: 5.13%), 8/15/2013	AA/Aa3	94,284

50,000	New York State Dormitory Authority, Series A, 5.50% (Original Issue Yield: 5.90%), 5/15/2013	A/A3	49,976

1,500,000	New York State Dormitory Authority, Health, Hospital, Nursing Home Improvement Revenue Bonds, 5.00% (FSA INS)/(Original Issue Yield: 5.05%), 1/15/2016	AAA/Aaa	1,369,275

Vision New York Municipal Income Fund

Principal Amount		Credit Rating*	Value
Long-Term Municipals—continued

	New York—continued

$ 500,000	New York State Dormitory Authority, Health, Hospital, Nursing Home Improvement Revenue Bonds, 5.10% (AMBAC INS), 2/1/2019	NR/Aaa	$ 449,330

1,550,000	New York State Dormitory Authority, Refunding Revenue Bonds, Series A, 5.00% (University of Rochester, NY)/ (Original Issue Yield: 5.15%), 7/1/2018	AAA/Aaa	1,393,218

20,000	New York State Dormitory Authority, Refunding Revenue Bonds, Series B, 5.25% (Original Issue Yield: 5.75%), 5/15/2019	A/A3	18,730

70,000	New York State Dormitory Authority, Refunding Revenue Bonds, 5.75% (FGIC INS)/(Original Issue Yield: 6.00%), 7/1/2013	AAA/Aaa	72,584

500,000	New York State Dormitory Authority, Revenue Bonds, 5.00% (AMBAC INS)/(Original Issue Yield: 5.11%), 7/1/2014	AAA/Aaa	468,320

1,000,000	New York State Dormitory Authority, Revenue Bonds, 5.00% (MBIA INS)/(Original Issue Yield: 5.24%), 2/15/2023	AAA/Aaa	869,290

20,000	New York State Dormitory Authority, Revenue Bonds, 5.00% (Rochester University-Strong Memorial Hospital), 7/1/2005	AAA/NR	20,003

900,000	New York State Dormitory Authority, Revenue Bonds, 5.25%, 7/1/2015	A/A2	848,250

190,000	New York State Dormitory Authority, Revenue Bonds, 5.85% (Arden Hill)/(FHA INS), 8/1/2026	AAA/NR	185,474

460,000	New York State Dormitory Authority, Revenue Bonds, 5.85% (Wesley Health System)/(FHA INS), 8/1/2026	AAA/NR	449,043

1,000,000	New York State Dormitory Authority, Revenue Bonds, 6.05% (Lutheran Center at Poughkeepsie)/(Key Bank of New York LOC)/(Original Issue Yield: 6.08%), 7/1/2026	NR/Aa3	983,770

2,000,000	New York State Dormitory Authority, Revenue Bonds, 7.50%, 5/15/2013	A/A3	2,361,680

15,000	New York State Dormitory Authority, Revenue Bonds, 7.85% (FHA INS)/(Original Issue Yield: 7.849%), 2/1/2029	AAA/NR	15,182

Vision New York Municipal Income Fund

Principal Amount		Credit Rating*	Value
Long-Term Municipals—continued

	New York—continued

$ 125,000	New York State Dormitory Authority, Refunding Revenue Bonds, 7.15% (R & J Jewish Geriatric Center)/(FHA INS), 8/1/2014	AAA/NR	$ 134,978

1,055,000	New York State Environmental Facilities Corp., Series C, PCRB, 5.85%, 1/15/2015	AAA/Aaa	1,076,195

1,970,000	New York State Environmental Facilities Corp., 5.00%, 10/15/2015	AAA/Aaa	1,834,267

100,000	New York State Environmental Facilities Corp., PCRB, 5.20%, 5/15/2014	AAA/Aaa	97,959

1,000,000	New York State Environmental Facilities Corp., Revenue Bonds, Series F, 5.25%, 6/15/2014	AA-/Aa1	968,440

25,000	New York State Environmental Facilities Corp., Solid Waste Disposal Revenue Bonds, Series A, 5.70% (Occidental Petroleum Corp.)/(Original Issue Yield: 5.75%), 9/1/2028	BBB-/Baa3	21,758

25,000	New York State HFA, Series A, 6.90%, 8/15/2007	NR/Aa1	26,069

110,000	New York State HFA Refunding , Revenue Bonds, 7.90% (United States Treasury COL), 11/1/2006	AAA/#Aaa	121,353

325,000	New York State HFA, Refunding Revenue Bonds, 8.00% (Original Issue Yield: 8.079%), 11/1/2008	A-/Baa1	333,031

1,000,000	New York State HFA, Service Contract Obligation Revenue Bonds, Series A, 6.25% (Original Issue Yield: 6.35%), 9/15/2010	A/Baa1	1,041,540

35,000	New York State Medical Care Facilities Finance Agency, Series C, 7.00%, 8/15/2003	AA/Aa2	36,505

30,000	New York State Medical Care Facilities Finance Agency, Hospital & Nursing Home Revenue Bonds, Series B, 6.00% (Buffalo General Hospital)/(FHA INS)/(Original Issue Yield: 6.218%), 8/15/2014	AAA/NR	30,580

25,000	New York State Medical Care Facilities Finance Agency, Refunding Revenue Bonds, 5.75% (FHA INS)/(Original Issue Yield: 5.85%), 2/15/2008	AAA/NR	25,547

Vision New York Municipal Income Fund

Principal Amount		Credit Rating*	Value
Long-Term Municipals—continued

	New York—continued

$ 200,000	New York State Medical Care Facilities Finance Agency, Revenue Bond, 7.80%, 2/15/2019	A/A3	$ 202,518

80,000	New York State Mortgage Agency, Revenue Bonds, 7.45% (FHA INS), 10/1/2010	NR/Aa1	81,618

2,000,000	New York State Thruway Authority, 5.00% (FGIC INS), 4/1/2018	AAA/Aaa	1,803,440

235,000	Niagara County, NY, GO UT Bonds, Series A, 5.25% (MBIA INS), 8/15/2012	AAA/NR	230,293

175,000	Niagara County, NY, GO UT, 7.10% (MBIA INS), 2/15/2010	AAA/Aaa	199,388

25,000	Niagara Falls, NY, Bridge Commission, Series B, 5.25% (FGIC INS)/(Original Issue Yield: 5.35%), 10/1/2015	AAA/Aaa	24,546

20,000	Niagara Frontier Transportation Authority, Revenue Bonds, 6.00% (Greater Buffalo International Airport)/(AMBAC INS)/(Original Issue Yield: 6.15%), 4/1/2007	AAA/Aaa	20,729

25,000	Niagara Wheatfield, NY, Central School District, School Improvements, 7.30% (Original Issue Yield: 7.35%), 5/15/2007	NR/A2	27,822

25,000	Nyack, NY, Unified Free School District, GO UT, 5.20% (AMBAC INS), 6/15/2004	AAA/Aaa	25,318

400,000	Oneida, NY, Health Care Corp., Revenue Bonds Series A, 7.20% (FHA INS), 8/1/2031	A/NR	414,968

125,000	Onondaga County, NY, IDA, Revenue Bonds, 6.625% (Anheuser-Busch Cos., Inc.)/(Original Issue Yield: 6.70%), 8/1/2006	A+/A1	132,585

85,000	Onondaga County, NY, IDA, University and College Improvements Revenue Bonds, 5.00%, 3/1/2009	NR/Baa2	79,144

50,000	Ontario County, NY, GO UT, 5.50% (Original Issue Yield: 5.65%), 5/15/2011	NR/Aa3	50,940

1,580,000	Orange County, NY, GO UT, 5.10% (Original Issue Yield: 5.29%), 7/15/2019	NR/Aa2	1,439,601

Vision New York Municipal Income Fund

Principal Amount		Credit Rating*	Value
Long-Term Municipals—continued

	New York—continued

$ 25,000	Orchard Park, NY, Central School District, GO UT, 6.50% (FGIC INS)/(Original Issue Yield: 6.25%), 6/1/2002	AAA/Aaa	$ 25,868

25,000	Ossining Village, NY, 8.10% (FGIC INS), 7/15/2001	AAA/Aaa	25,984

50,000	Penfield, NY, Central School District, GO UT, 5.20% (Original Issue Yield: 5.40%), 6/15/2010	AAA/Aaa	50,010

25,000	Perry Central School District, NY, GO UT, 5.10% (MBIA INS), 6/15/2001	AAA/Aaa	25,156

25,000	Pine Bush, NY, Central School District, GO UT, 5.875%, 4/1/2006	NR/A	25,914

100,000	Port Authority of New York and New Jersey, Refunding Revenue Bonds, 7.125% (Original Issue Yield: 7.283%), 6/1/2025	AA-/A1	101,239

25,000	Putnam County, NY, 7.10%, 8/15/2002	NR/Aa2	26,287

175,000	Riverton Housing Corp., Revenue Bonds, 6.65% (FHA INS), 8/1/2024	AA-/NR	180,770

15,000	Rochester, NY, GO UT, 6.00% (Original Issue Yield: 6.40%), 8/1/2001	AA/A1	15,233

20,000	Saugerties, NY, GO UT, 5.375% (FSA INS)/(Original Issue Yield: 5.70%), 6/15/2015	NR/Aaa	19,931

155,000	Schenectady, NY, IDA, Series A, 5.45% (Union College)/ (AMBAC INS)/(Original Issue Yield: 5.467%), 12/1/2029	NR/Aaa	144,080

10,000	Spackenkill, NY, Unified Free School District, GO UT, 6.125%, 9/15/2014	NR/A1	10,671

10,000	Springville, NY, GO UT Refunding Bonds, 7.90%, 8/1/2003	NR/Baa1	10,788

70,000	Sweet Home Central, NY, School District, GO UT, 5.60% (AMBAC INS)/(Original Issue Yield: 5.70%), 1/15/2008	AAA/Aaa	72,361

1,000,000	Tompkins County, NY, IDA, Revenue Bonds, 6.05% (Ithacare Center Project)/(FHA INS), 2/1/2017	AAA/NR	1,023,830

65,000	Tompkins County, NY, GO UT, Series B, 5.625% (Original Issue Yield: 5.80%), 9/15/2013	NR/Aa2	65,625

Vision New York Municipal Income Fund

Principal Amount		Credit Rating*	Value
Long-Term Municipals—continued

	New York—continued

$ 290,000	Tompkins, NY, Health Care Corp., 10.80% (Reconditioning Home, Inc. Project),(FHA INS), 2/1/2028	A/NR	$ 346,295

190,000	Tonawanda Town, NY, Refunding Revenue Bonds, 5.25% (HUD Section 8 LOC), 12/1/2010	NR/A3	182,531

305,000	Tonawanda Town, NY, Refunding Revenue Bonds, 5.25% (HUD Section 8 LOC), 6/1/2010	NR/A3	293,428

250,000	Triborough Bridge & Tunnel Authority, NY, Series A, 5.00% (Original Issue Yield: 5.40%), 1/1/2015	A+/Aa3	231,680

400,000	Triborough Bridge & Tunnel Authority, NY, Series Y, Refunding Bonds, 5.50% (Original Issue Yield: 6.16%), 1/1/2017	A+/Aa3	398,668

2,000,000	Triborough Bridge & Tunnel Authority, NY, Series Y Refunding Revenue Bonds, 6.125% (CapMAC Holdings, Inc.)/(CapMAC Holdings, Inc. LOC)/(Original Issue Yield: 6.20%), 1/1/2021	AAA/Aaa	2,103,520

200,000	Triborough Bridge & Tunnel Authority, NY, Refunding Revenue Bonds, 6.75% (Original Issue Yield: 6.821%), 1/1/2009	A+/Aa3	219,546

60,000	Triborough Bridge & Tunnel Authority, NY, Refunding Revenue Bonds, 6.625%, 1/1/2012	A+/Aa3	67,100

160,000	Triborough Bridge & Tunnel Authority, NY, Special Obligation Revenue Bonds, Series A, 6.625% (MBIA INS)/ (Original Issue Yield: 6.86%), 1/1/2017	AAA/Aaa	164,803

50,000	Union Endicott, NY, Central School District, GO UT, Series A, 5.50% (FSA INS)/(Original Issue Yield: 5.55%), 7/15/2010	AAA/Aaa	50,850

170,000	Utica, NY, Industrial Development Agency Civic Facility, Series A, Revenue Bond, 5.50% (Munson Williams Proctor), 7/15/2029	NR/Aa3	157,347

320,000	Utica, NY, Industrial Development Agency Civic Facility, Series A, 5.375% (Munson Williams Proctor)/(Original Issue Yield: 5.45%), 7/15/2019	NR/Aa3	298,202

Vision New York Municipal Income Fund

Principal Amount		Credit Rating*	Value
Long-Term Municipals—continued

	New York—continued

$ 35,000	Wallkill, NY, Central School District, GO UT, 5.75%, 7/15/2014	NR/A3	$ 36,159

15,000	Warwick Valley, NY, Central School District, GO UT, 6.55% (FGIC INS)/(Original Issue Yield: 6.70%), 6/1/2008	AAA/Aaa	16,442

30,000	Webster, NY, Central School District, GO UT, 6.25% (AMBAC INS)/(Original Issue Yield: 6.20%), 6/15/2003	AAA/Aaa	31,129

50,000	West Seneca, NY, Central School District, GO UT, 5.625% (FGIC INS)/(Original Issue Yield: 5.70%), 6/15/2011	AAA/Aaa	51,175

30,000	Westchester County, NY, GO UT, 6.60% (Original Issue Yield: 6.90%), 5/1/2010	AAA/Aaa	33,406

25,000	Westchester County, NY, GO UT, 6.70% (Original Issue Yield: 6.75%), 11/1/2007	AAA/Aaa	27,642

65,000	Williamsville, NY, Central School District, GO UT, 6.50% (MBIA INS)/(Original Issue Yield: 6.80%), 12/1/2010	AAA/Aaa	71,728

	Total		41,843,168

	Puerto Rico—0.6%

100,000	Puerto Rico Highway and Transportation Authority, Refunding Revenue Bonds, 6.25% (FSA LOC), 7/1/2016	AAA/Aaa	109,139

165,000	Puerto Rico Industrial, Medical & Environmental PCA, Industrial Improvement Revenue Bonds, 6.50% (Abbott Laboratories), 7/1/2009	NR/Aa1	167,475

25,000	Puerto Rico Industrial, Medical & Environmental PCA, Revenue Bonds, 5.10% (American Home Products Corp.)/ (Original Issue Yield: 5.30%), 12/1/2018	NR/A2	21,826

	Total		298,440

	Total Long-Term Municipals (identified cost $47,492,345)		45,251,752

Vision New York Municipal Income Fund

Principal Amount		Credit Rating*	Value
Short-Term Municipals—4.2%

	New York—4.2%

$1,000,000	New York City, NY, GO UT Bonds, Series B-2, Daily VRDNs	AAA/Aa3	$ 1,000,000

1,000,000	New York City, NY, Subseries A-10 Daily VRDNs (Morgan Guaranty Trust Co., New York LOC)	AAA/Aa3	1,000,000

	Total Short-Term Municipals		2,000,000

	Total Investments (identified cost $49,492,345)(1)		$47,251,752

*	Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Credit ratings are unaudited.

At April 30, 2000, 13.0% of the total investments at market value were subject to alternative minimum tax.

(1)
The cost of investments for federal tax purposes amounts to $49,492,345. The net unrealized depreciation of investments on a federal tax basis amounts to $2,240,593 which is comprised of $120,059 appreciation and $2,360,652 depreciation at April 30, 2000.

Note:	The categories of investments are shown as a percentage of net assets ($48,080,688) at April 30, 2000.

The following acronyms are used throughout this portfolio:

AMBAC—American Municipal Bond Assurance Corporation
CAPMAC—Capital Municipal Assurance
Corporation
COL—Collateralized
FGIC—Financial Guaranty Insurance Corporation
FHA—Federal Housing Administration
FNMA—Federal National Mortgage Association
FSA—Financial Security Assurance
GNMA—Government National Mortgage
Association
GO—General Obligation

HFA—Housing Finance Authority
HUD—Department of Housing and Urban Development
IDA—Industrial Development Authority
INS—Insured
LOC—Letter of Credit
MBIA—Municipal Bond Insurance Association
PCA—Pollution Control Authority
PCRB—Pollution Control Revenue Bonds
PRF—Prerefunded
UT—Unlimited Tax
VRDNs—Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)

Vision Large Cap Value Fund

Portfolio of Investments
April 30, 2000

Shares		Value
Common Stocks—97.7%
Aerospace/Defense—2.9%
7,700	Boeing Co.	$ 305,594
26,100	Raytheon Co., Class B	579,094

Total		884,688

Autos—3.1%
9,800	Ford Motor Co.	535,937
4,300	General Motors Corp.	402,588

Total		938,525

Auto Parts-Equipment—1.0%
22,700	Federal-Mogul Corp.	307,869

Banking—1.8%
11,200	Bank of America Corp.	548,800

Capital Equipment & Services—1.0%
7,900	Deere & Co.	318,962

Chemicals—1.2%
1,000	Dow Chemical Co.	113,000
5,600	Du Pont (E.I.) de Nemours & Co.	265,650

Total		378,650

Computers—2.5%
19,300	Compaq Computer Corp.	564,525
1,600	Hewlett-Packard Co.	216,000

Total		780,525

Computers-Services—4.4%
9,465	Computer Associates International, Inc.	528,265
6,900	Electronic Data Systems Corp.	474,375
16,200	MarchFirst, Inc.	345,263

Total		1,347,903

Consumer Cyclical—0.8%
10,000	Carnival Corp.	248,750

Electronic-Semiconductors—2.5%
6,600	National Semiconductor Corp.	400,950
3,250	Teradyne, Inc.	357,500

Total		758,450

Energy—3.0%
10,200	Apache Corp.	494,062
7,500	Duke Energy Corp.	431,250

Total		925,312

Shares		Value
Common Stocks—continued
Entertainment—1.7%
12,000	Walt Disney Co.	$ 519,750

Financial Services—10.5%
27,700	Countrywide Credit Industries, Inc.	765,213
5,500	Fannie Mae	331,719
10,000	Fleet Boston Financial Corp.	354,375
29,300	INMC Mortgage Holdings, Inc.	382,731
1,300	Morgan, J.P. & Co., Inc.	166,887
14,900	Union Planters Corp.	421,856
18,000	Washington Mutual, Inc.	460,125
8,400	Wells Fargo Co.	344,925

Total		3,227,831

Financial Services-Credit Card—0.8%
1,700	American Express Co.	255,106

Financial Services-Diversified—5.7%
15,000	Associates First Capital Corp., Class A	332,812
15,400	Citigroup, Inc.	915,338
9,500	Hartford Financial Services Group, Inc.	495,781

Total		1,743,931

Health Care-Drugs/Pharmaceuticals—4.4%
8,400	Alza Corp.	370,125
5,300	American Home Products Corp.	297,794
7,100	CVS Corp.	308,850
6,700	Cardinal Health, Inc.	368,919

Total		1,345,688

Health Care-Long Term Care—2.7%
11,800	Columbia/HCA Healthcare Corp.	335,563
42,700	Manor Care, Inc.	509,731

Total		845,294

Home Decoration Products—0.9%
11,600	Newell Rubbermaid, Inc.	292,175

Home Building—2.3%
33,500	Pulte Corp.	720,250

Insurance—5.6%
6,637	American International Group, Inc.	727,996
8,850	Jefferson-Pilot Corp.	589,078

Vision Large Cap Value Fund

Shares		Value
Common Stocks—continued
Insurance—continued
9,500	Reliastar Financial Corp.	$ 409,094

Total		1,726,168

Manufacturing—4.5%
5,600	Eastman Kodak Co.	313,250
33,900	Mattel, Inc.	415,275
35,200	Milacron, Inc.	642,400

Total		1,370,925

Manufacturing-Diversified—1.3%
7,300	Honeywell International, Inc.	408,800

Medical Instruments—1.1%
12,900	Boston Scientific Corp.	341,850

Metal—1.4%
6,400	Reynolds Metals Co.	425,600

Multimedia—0.7%
3,800	Viacom, Inc., Class B	206,625

Oil—7.2%
7,200	Chevron Corp.	612,900
11,100	Coastal Corp.	557,081
8,937	Exxon Mobil Corp.	694,293
16,000	Occidental Petroleum Corp.	343,000

Total		2,207,274

Oil & Gas-Refining & Marketing—2.2%
28,900	USX Corp.	673,731

Paper & Forest Products—1.5%
12,300	International Paper Co.	452,025

Retail-Restaurants—1.2%
16,600	Wendy’s International, Inc.	371,425

Shares		Value
Common Stocks—continued
Service-Commercial & Consumer—0.7%
6,000	Sabre Group Holdings, Inc.	$ 209,625

Telecommunications—10.6%
8,600	AT&T Corp.	401,512
4,300	CBS Corp.	252,625
9,000	GTE Corp.	609,750
25,950	MCI Worldcom, Inc.	1,179,103
3,400	MediaOne Group, Inc.	257,125
1,700	Motorola, Inc.	202,406
5,700	Sprint Corp.	350,550

Total		3,253,071

Tobacco—1.1%
14,900	Philip Morris Cos., Inc.	325,937

Transportation—1.1%
8,100	Union Pacific Corp.	341,213

Utilities—3.6%
5,900	BellSouth Corp.	287,256
11,300	New Century Energies, Inc.	368,663
10,200	SBC Communications, Inc.	446,888

Total		1,102,807

Utilities-Energy—0.7%
11,400	CMS Energy Corp.	216,600

Total Common Stocks (identified cost $28,026,420)		30,022,135

Mutual Fund Shares—2.0%
620,813	Seven Seas Money Market Fund (at net asset value)	620,813

Total Investments (identified cost $28,647,233)(1)		$30,642,948

(1)
The cost of investments for federal tax purposes amounts to $28,647,233. The net unrealized appreciation of investments on a federal tax basis amounts to $1,995,715 which is comprised of $3,675,012 appreciation and $1,679,297 depreciation at April 30, 2000.

Note:  The categories of investments are shown as a percentage of net assets ($30,731,040) at April 30, 2000.

(See Notes which are an integral part of the Financial Statements)

Vision Mid Cap Stock Fund

Portfolio of Investments
April 30, 2000

Shares		Value

Common Stocks—98.5%
Auto Parts & Equipment—1.6%
14,300	Borg-Warner Automotive, Inc.	$ 597,919
21,800	Harley Davidson, Inc.	867,912
11,700	Lear Corp.	350,269

Total		1,816,100

Basic Materials—1.5%
10,000	Bowater, Inc.	550,000
19,000	Georgia Gulf Corp.	457,187
24,200	Lubrizol Corp.	620,125

Total		1,627,312

Capital Goods—1.9%
10,600	Diebold, Inc.	306,075
10,700	General Dynamics Corp.	625,950
14,500	Pentair, Inc.	554,625
9,200	Textron, Inc.	569,825

Total		2,056,475

Chemicals—1.7%
3,200	Avery Dennison Corp.	210,000
16,500	Cabot Microelectronics Corp.	536,250
40,000	Grace (W.R.) & Co.	520,000
41,100	Solutia, Inc.	559,988

Total		1,826,238

Communications Equipment—3.0%
11,700	(1)ADC Telecommunications, Inc.	710,775
41,000	(1)Maxim Integrated Products, Inc.	2,657,313

Total		3,368,088

Communications Services—2.5%
13,000	BroadWing, Inc.	368,062
12,000	CenturyTel, Inc.	294,000
8,100	Hispanic Broadcasting Corp.	818,606
14,000	Infinity Broadcasting Corp., Class A	475,125
21,800	Westwood One, Inc.	771,175

Total		2,726,968

Computers-Hardware—0.4%
3,900	RF Micro Devices, Inc.	405,844

Computers/Software—8.1%
6,600	(1)Citrix Systems, Inc.	403,012

Shares		Value

Common Stocks—continued
Computers/Software—continued
32,000	(1)Intuit, Inc.	$ 1,150,000
9,000	Portal Software, Inc.	412,875
14,900	Rational Software Corp.	1,268,363
26,100	(1)Siebel Systems, Inc.	3,207,038
31,000	(1)SunGuard Data Systems, Inc.	1,071,438
8,900	(1)Teradyne, Inc.	979,000
4,000	(1)Veritas Software Corp.	429,063

Total		8,920,789

Consumer Non-Cyclicals—0.3%
5,200	Wellpoint Health Networks, Inc.	383,500

Consumer Products—0.7%
15,400	American Greetings Corp., Class A	279,125
36,000	Dial Corp.	501,750

Total		780,875

Consumer Staples—0.9%
7,600	Nabisco Holdings Corp., Class A	285,475
25,100	Starbucks Corp.	758,883

Total		1,044,358

Data Processing—1.5%
35,500	Fiserv, Inc.	1,630,781

Electrical Equipment—4.3%
18,000	American Power Conversion Corp.	635,625
8,800	Harris Corp.	284,350
34,200	(1)SCI Systems, Inc.	1,821,150
24,200	(1)Vishay Intertechnology, Inc.	2,029,775

Total		4,770,900

Electronic-Semiconductors—7.0%
29,200	(1)Altera Corp.	2,985,700
5,400	Applied Micro Circuits Corp.	695,925
34,700	Atmel Corp.	1,698,131
6,500	Lam Research Corp.	298,187
18,900	(1)Vitesse Semiconductor Corp.	1,286,381
11,400	(1)Xilinx, Inc.	835,050

Total		7,799,374

Energy—3.3%
14,200	Apache Corp.	687,812

Vision Mid Cap Stock Fund

Shares		Value

Common Stocks—continued
Energy—continued
44,700	Conoco, Inc., Class A	$ 1,064,419
20,800	Constellation Energy Group	687,700
12,000	Halliburton Co.	530,250
13,400	Phillips Petroleum Co.	635,662

Total		3,605,843

Financial-Diversified—4.6%
17,200	Associates First Capital Corp., Class A	381,625
32,000	Amsouth Bancorporation	466,000
62,800	Charter One Financial, Inc.	1,275,625
10,600	Comerica, Inc.	449,175
23,800	(1)E*Trade Group, Inc.	511,700
24,600	Hartford Financial Services Group, Inc.	1,283,812
22,000	Pinnacle West Capital Corp.	772,750

Total		5,140,687

Food & Beverage—1.3%
17,800	ConAgra, Inc.	335,975
29,800	Hormel Foods Corp.	454,450
13,200	Sara Lee Corp.	198,000
27,400	Universal Foods Corp.	450,388

Total		1,438,813

Hardware & Tools—0.5%
12,500	Black & Decker Corp.	525,781

Health Care—0.8%
52,000	Health Management Association, Class A	828,750

Health Care-Drugs/Pharmaceuticals—5.2%
18,500	Allergan, Inc.	1,089,187
5,100	(1)Biogen, Inc.	299,944
11,000	Chiron Corp.	497,750
9,500	CV Therapeutics, Inc.	378,812
17,400	(1)Forest Laboratories, Inc., Class A	1,462,687
10,500	(1)Medimmune, Inc.	1,679,344
7,000	QLT Phototherapeutics, Inc.	388,938

Total		5,796,662

Health Care-Long Term Care—0.4%
6,300	United Healthcare Corp.	420,131

Health Care-Medical Products Supplies—1.9%
12,000	Bard (C.R.), Inc.	522,750
7,300	Cardinal Health, Inc.	401,956

Shares		Value

Common Stocks—continued
Health Care-Medical Products Supplies—continued
16,100	Stryker Corp.	$ 1,157,188

Total		2,081,894

Household Furnishings & Appliances—0.6%
28,500	Leggett and Platt, Inc.	609,188

Insurance-Life/Health—3.7%
20,600	AXA Financial, Inc.	672,075
21,500	Lincoln National Corp.	748,469
21,100	PartnerRe Ltd.	775,425
17,000	St. Paul Cos., Inc.	605,625
20,700	Torchmark Corp.	518,794
17,300	XL Capital Ltd.	823,913

Total		4,144,301

Manufacturing—1.4%
8,565	Illinois Tool Works, Inc.	548,695
12,000	Ingersoll-Rand Co.	563,250
18,500	Pall Corp.	412,781

Total		1,524,726

Manufacturing-Diversified—1.1%
19,700	(1)Sanmina Corp.	1,183,231

Medical Products & Supplies—0.9%
10,700	(1)Waters Corp.	1,013,825

Natural Gas-Distribution-Pipe Line—2.3%
17,000	Ameren Corp.	623,687
20,500	El Paso Energy Corp.	871,250
21,000	Kerr-McGee Corp.	1,086,750

Total		2,581,687

Oil & Gas-Drilling & Equipment—2.9%
29,700	Anadarko Petroleum Corp.	1,290,094
9,900	Cooper Cameron Corp.	742,500
47,400	USX-U.S. Steel Group, Inc.	1,187,963

Total		3,220,557

Oil & Gas-Exploration & Production—1.0%
16,300	Burlington Resources, Inc.	640,794
25,000	Union Pacific Resources Group, Inc.	479,688

Total		1,120,482

Oil & Gas-Refining & Marketing—1.3%
12,800	Amerada-Hess Corp.	814,400

Vision Mid Cap Stock Fund

Shares		Value

Common Stocks—continued
Oil & Gas-Refining & Marketing—continued
26,200	Imperial Oil Ltd.	$ 615,700

Total		1,430,100

Paper & Forest Products—1.9%
17,400	Boise Cascade Corp.	566,587
12,400	Georgia-Pacific Corp.	455,700
22,200	Mead Corp.	772,838
23,500	(1)Smurfit-Stone Container Corp.	358,375

Total		2,153,500

Publishing-Newspapers—0.9%
7,600	Readers Digest Association, Inc., Class A	243,200
6,100	Tribune Co.	237,138
21,400	Washington Mutual, Inc.	547,038

Total		1,027,376

Retail—2.5%
7,900	Federated Department Stores, Inc.	268,600
10,000	Limited, Inc.	451,875
13,700	Tandy Corp.	780,900
11,200	Tiffany & Co.	814,100
25,000	WestPoint Stevens, Inc.	468,750

Total		2,784,225

Retail-Building Supplies—0.2%
5,000	Lowe’s Cos., Inc.	247,500

Retail-Discounters—1.5%
43,800	Family Dollar Stores, Inc.	834,937
43,400	TJX Cos., Inc.	832,738

Total		1,667,675

Retail-Restaurants—2.4%
36,500	Brinker International, Inc.	1,163,437
23,000	(1)Outback Steakhouse, Inc.	753,250
31,800	Wendy’s International, Inc.	711,525

Total		2,628,212

Service-Advertising/Marketing—1.6%
13,000	Interpublic Group Cos., Inc.	533,000
7,700	Lamar Advertising Co.	339,281
7,400	Omnicom Group, Inc.	673,863
3,200	WPP Group PLC, ADR	247,600

Total		1,793,744

Shares		Value

Common Stocks—continued
Service-Commercial & Consumer—4.0%
33,800	(1)Convergys Corp.	$ 1,487,200
21,200	Donnelley (R.R.) & Sons Co.	450,500
19,000	(1)Univision Communications, Inc., Class A	2,075,750
14,700	Viad Corp.	373,013

Total		4,386,463

Service-Computer Systems—1.3%
6,800	Network Appliance, Inc.	502,775
38,800	Reynolds & Reynolds Co., Class A	921,500

Total		1,424,275

Steel—1.0%
50,000	USX Corp.	1,165,625

Technology—3.8%
11,500	DST Systems, Inc.	853,156
11,300	Electronic Arts, Inc.	683,650
11,600	First Data Corp.	564,775
21,400	Novellus Systems, Inc.	1,427,113
15,300	Synopsys, Inc.	642,600

Total		4,171,294

Telecommunications Equipment—2.4%
27,300	(1)Jabil Circuit, Inc.	1,117,594
4,600	(1)JDS Uniphase Corp.	476,962
10,700	Telephone and Data System, Inc.	1,091,400

Total		2,685,956

Tobacco—0.4%
26,300	UST, Inc.	394,500

Transportation—0.9%
11,800	Airborne Freight Corp.	252,962
12,500	Alaska Air Group, Inc.	359,375
15,500	Northwest Airlines Corp., Class A	382,656

Total		994,993

Utilities—5.1%
35,600	Dominion Resources, Inc.	1,602,000
38,500	DPL, Inc.	895,125
24,500	Edison International	467,031
15,000	Entergy Corp.	381,562
12,000	Montana Power Co.	528,750
16,000	OGE Energy Corp.	317,000

Vision Mid Cap Stock Fund

Shares		Value

Common Stocks—continued
Utilities—continued
22,000	Peco Energy Co.	917,125
20,000	Reliant Energy, Inc.	532,500

Total		5,641,093

Total Common Stocks (identified cost $92,193,994)		108,990,691

Shares		Value

Mutual Fund Shares—1.0%
1,127,681	Seven Seas Money Market Fund (at net asset value)	$ 1,127,681

Total Investments (identified cost $93,321,675)(2)		$110,118,372

(1)	Non-income producing security.

(2)
The cost of investments for federal tax purposes amounts to $93,641,643. The net unrealized appreciation of investments on a federal tax basis amounts to $16,476,729 which is comprised of $21,477,535 appreciation and $5,000,806 depreciation at April 30, 2000.

Note: The categories of investments are shown as a percentage of net assets ($110,704,142) at April 30, 2000.

The following acronym is used throughout this portfolio:

ADR—American Depositary Receipt

(See Notes which are an integral part of the Financial Statements)

Vision Large Cap Growth Fund

Portfolio of Investments
April 30, 2000

Shares		Value

Common Stocks—96.1%
Adverstising Agencies—1.5%
2,500	Interpublic Group Cos., Inc.	$ 102,500

Computers—6.8%
2,200	Hewlett-Packard Co.	297,000
2,200	Microsoft Corp.	153,450

Total		450,450

Computers-Hardware—2.4%
3,200	Dell Computer Corp.	160,400

Computers-Services—3.9%
3,800	Electronic Data Systems Corp.	261,250

Consumer Cyclicals—4.0%
4,700	Home Depot, Inc.	263,494

Consumer Non-Cyclicals—5.4%
8,600	Pfizer, Inc.	362,275

Cosmetics & Toiletries—3.7%
6,700	Gillette Co.	247,900

Distribution/Wholesale—2.1%
2,600	Costco Wholesale Corp.	140,563

Diversified—2.6%
1,100	General Electric Co.	172,975

Electronic Components-Miscellaneous—3.0%
4,200	Solectron Corp.	196,613

Entertainment Software—1.5%
1,600	Electronic Arts, Inc.	96,800

Financial Services-Credit Card—2.0%
900	American Express Co.	135,056

Financial Services-Diversified—2.1%
2,300	Citigroup, Inc.	136,706

Food & Beverage—11.7%
2,300	BestFoods	115,575
5,600	Coca-Cola Co.	263,550
6,900	McDonald’s Corp.	263,062
3,700	PepsiCo, Inc.	135,744

Total		777,931

Health Care-Drugs/Pharmaceuticals—5.5%
3,900	Bristol-Myers Squibb Co.	204,506
Shares		Value

Common Stocks—continued
Health Care-Drugs/Pharmaceuticals—continued
4,000	Schering Plough Corp.	$ 161,250

Total		365,756

Home Decoration Products—1.3%
3,500	Newell Rubbermaid, Inc.	88,156

Hotels & Motels—1.9%
3,900	Marriott International, Inc., Class A	124,800

Insurance—3.6%
2,200	American International Group, Inc.	241,312

Medical Instruments—5.8%
6,400	Boston Scientific Corp.	169,600
4,100	Medtronic, Inc.	212,944

Total		382,544

Medical Products—3.3%
2,700	Johnson & Johnson	222,750

Retail—3.1%
3,500	Circuit City Stores, Inc.	205,844

Retail-Apparel/Shoes—2.3%
4,200	Gap (The), Inc.	154,350

Super-Regional Bank-U.S.—2.5%
4,100	Wells Fargo Co.	168,356

Technology—4.0%
2,100	Intel Corp.	266,306

Telecommunication Equipments—6.1%
4,000	Lucent Technologies, Inc.	248,750
2,900	Tellabs, Inc.	158,956

Total		407,706

Telecommunications Services—4.0%
5,800	MCI Worldcom, Inc.	263,538

Total Common Stocks (identified cost $6,422,608)		6,396,331

Mutual Fund Shares—4.1%
276,270	Seven Seas Money Market Fund (at net asset value)	276,270

Total Investments (identified cost $6,698,878)(1)		$6,672,601

(1)
The cost of investments for federal tax purposes amounts to $6,699,960. The net unrealized depreciation of investments on a federal tax basis amounts to $27,359 which is comprised of $267,117 appreciation and $294,476 depreciation at April 30, 2000.

Note:  The categories of investments are shown as a percentage of net assets ($6,658,151) at April 30, 2000.

(See Notes which are an integral part of the Financial Statements)

Vision Equity and Income Funds
Statements of Assets and Liabilities
April 30, 2000

	U.S. Government Securities Fund	New York Municipal Income Fund	Large Cap Value Fund	Mid Cap Stock Fund	Large Cap Growth Fund
Assets:

Investments in securities, at value	$58,496,055	$47,251,752	$30,642,948	$110,118,372	$6,672,601

Cash	—	163,440	—	—	—

Income receivable	1,409,238	745,523	48,877	58,570	4,749

Receivable for shares sold	322,968	6,659	95,517	155,656	4,301

Receivable for investments sold	86,479	—	—	427,721	—

Deferred organizational costs	—	—	126	—	—

Other assets	—	—	7,245	762	—

Total assets	60,314,740	48,167,374	30,794,713	110,761,081	6,681,651

Liabilities:

Income distribution payable	133,808	67,787	—	—	—

Payable for shares redeemed	13,253	9,613	63,673	56,939	—

Accrued expenses	3,038	9,286	—	—	23,500

Total liabilities	150,099	86,686	63,673	56,939	23,500

Net Assets	$60,164,641	$48,080,688	$30,731,040	$110,704,142	$6,658,151

Net Assets Consists of:

Paid in capital	$63,738,277	$50,694,088	$29,455,366	$ 91,973,935	$6,678,294

Net unrealized appreciation (depreciation) of investments	(2,697,922)	(2,240,593)	1,995,715	16,796,697	(26,277)

Accumulated net realized gain (loss) on investments	(763,048)	(372,193)	(738,774)	1,933,510	(2,057)

Accumulated undistributed net investment income (Distributions in excess of net investment income)	(112,666)	(614)	18,733	—	8,191

Total Net Assets	$60,164,641	$48,080,688	$30,731,040	$110,704,142	$6,658,151

(See Notes which are an integral part of the Financial Statements)

Vision Equity and Income Funds
Statements of Assets and Liabilities—Continued
April 30, 2000

Total Net Assets—Continued	U.S. Government Securities Fund		New York Municipal Income Fund		Large Cap Value Fund		Mid Cap Stock Fund		Large Cap Growth Fund
Class A Shares	$60,164,641		$48,080,688		$30,721,461		$110,650,665		$6,616,518

Class B Shares	$ —		$ —		$ 9,579		$ 53,477		$ 41,633

Shares Outstanding:

Class A Shares	6,666,882		4,949,079		2,757,220		7,134,521		658,857

Class B Shares	—		—		861		3,451		4,146

Net Asset Value, Offering Price and Redemption
Proceeds Per Share:

Net Asset Value Per Share

Class A Shares	$9.02		$9.72		$11.14		$15.51		$10.04

Class B Shares	—		—		$11.13		$15.50		$10.04

Offering Price Per Share*

Class A Shares	$9.45	**	$10.18	**	$11.79	***	$16.41	***	$10.62	***

Class B Shares	—		—		$11.13		$15.50		$10.04

Redemption Proceeds Per Share*

Class A Shares	—		—		$11.14		$15.51		$10.04

Class B Shares	—		—		$10.57	****	$14.73	****	$9.54	****

Investments, at identified cost	$61,193,977		$49,492,345		$28,647,233		$ 93,321,675		$6,698,878

Investments, at tax cost	$61,193,977		$49,492,345		$28,647,233		$ 93,641,643		$6,699,960

*  See “What Do Shares Cost” in the Prospectus.
**  Computation of offering price per share 100/95.5 of net asset value.
***  Computation of offering price per share 100/94.5 of net asset value.
****  Computation of redemption proceeds per share 95/100 of net asset value.

(See Notes which are an integral part of the Financial Statements)

Vision Equity and Income Funds
Statements of Operations
Year Ended April 30, 2000

	U.S. Government Securities Fund	New York Municipal Income Fund	Large Cap Value Fund
Investment Income:

Dividends	$ —	$ —	$ 919,158

Interest	4,306,318	2,695,997	43,456

Total investment income	4,306,318	2,695,997	962,614

Expenses:

Investment adviser fee	413,227	346,037	267,746

Administrative personnel and services fee	75,305	63,066	48,813

Custodian fees	14,891	8,284	9,469

Transfer and dividend disbursing agent fees and expenses	12,069	18,628	3,942

Directors’ fees	1,394	799	952

Auditing fees	12,032	13,281	12,305

Legal fees	4,974	4,934	5,703

Portfolio accounting fees	6,460	27,821	1,181

Distribution services fee—Class B Shares	—	—	14

Shareholder services fee—Class B Shares	—	—	5

Share registration costs	11,823	12,379	14,801

Printing and postage	14,916	13,802	9,602

Taxes	4,530	3,708	2,549

Insurance premiums	1,101	985	1,076

Miscellaneous	4,977	5,451	1,000

Total expenses	577,699	519,175	379,158

Waivers:

Waiver of investment adviser fee	(29,516)	(98,868)	—

Total waivers	(29,516)	(98,868)	—

Net expenses	548,183	420,307	379,158

Net investment income	$ 3,758,135	$2,275,690	$ 583,456

Realized and Unrealized Gain (Loss) on Investments:

Net realized loss on investments	(671,379)	(372,193)	(472,526)

Net change in unrealized appreciation (depreciation) of investments	(2,412,977)	(3,537,613)	(3,501,373)

Net realized and unrealized gain (loss) on investments	(3,084,356)	(3,909,806)	(3,973,899)

Change in net assets resulting from operations	$ 673,779	$(1,634,116)	$(3,390,443)

(See Notes which are an integral part of the Financial Statements)

Vision Equity and Income Funds
Statements of Operations—Continued
Year Ended April 30, 2000

	Mid Cap Stock Fund	Large Cap Growth Fund(a)
Investment Income:

Dividends	$ 1,223,101	$ 2,987

Interest	60,749	5,204

Total investment income	1,283,850	8,191

Expenses:

Investment adviser fee	719,262	5,655

Administrative personnel and services fee	116,322	865

Custodian fees	16,481	1,160

Transfer and dividend disbursing agent fees and expenses	164,382	3,479

Directors’ fees	1,761	406

Auditing fees	28,537	—

Legal fees	50,746	2,320

Portfolio accounting fees	1,819	197

Distribution services fee—Class B Shares	43	15

Shareholder services fee—Class A Shares	227,975	—

Shareholder services fee—Class B Shares	14	5

Share registration costs	35,700	5,010

Printing and postage	20,997	8,114

Taxes	11,263	435

Insurance premiums	2,688	—

Miscellaneous	5,379	2,319

Total expenses	1,403,369	29,980

Waivers:

Waiver of investment adviser fee	—	(5,655)

Waiver of administrative personnel and services fee	—	(865)

Reimbursement of other operating expenses	—	(23,460)

Total waivers	—	(29,980)

Net expenses	1,403,369	0

Net investment income (loss)	$ (119,519)	$ 8,191

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) on investments	12,841,437	(2,057)

Net change in unrealized appreciation (depreciation) of investments	8,630,774 (b)	(26,277)

Net realized and unrealized gain (loss) on investments	21,472,211	(28,334)

Change in net assets resulting from operations	$21,352,692	$(20,143)

(a)	Reflects operations for the period from March 20, 2000 (date of initial public investment) to April 30, 2000.
(b)	Includes $219,604 of unrealized depreciation at October 15, 1999, relating to the tax-free transfer of assets from Vision Capital Appreciation Fund.

(See Notes which are an integral part of the Financial Statements)

Vision Equity and Income Funds
Statements of Changes in Net Assets

	U.S. Government Securities Fund			New York Municipal Income Fund
	Year Ended April 30,			Year Ended April 30,
	2000	1999		2000	1999
Increase (Decrease) in Net Assets:

Operations—

Net investment income	$ 3,758,135	$ 3,646,599		$ 2,275,690	$ 2,105,202

Net realized gain (loss) in investments	(671,379)	736,927		(372,193)	592,035

Net change in unrealized appreciation (depreciation) of investments	(2,412,977)	(1,381,493)		(3,537,613)	182,293

Change in net assets resulting from operations	673,779	3,002,033		(1,634,116)	2,879,530

Distributions to Shareholders—

Distributions from net investment income	(3,777,718)	(3,646,599)		(2,276,613)	(2,105,013)

Distributions in excess of net investment income	—	(40,791	)(a)	—	—

Distributions from net realized gain	—	(143,679)		(254,101)	(418,108)

Change in net assets resulting from distributions to shareholders	(3,777,718)	(3,831,069)		(2,530,714)	(2,523,121)

Share Transactions—

Proceeds from sales of shares	21,438,295	29,820,625		10,947,296	14,820,904

Net asset value of shares issued to shareholders in payment of distributions declared	2,000,358	2,004,351		1,637,860	1,729,957

Cost of shares redeemed	(24,270,031)	(20,817,810)		(13,199,354)	(7,503,231)

Change in net assets resulting from share transactions	(831,378)	11,007,166		(614,198)	9,047,630

Change in net assets	(3,935,317)	10,178,130		(4,779,028)	9,404,039

Net Assets:

Beginning of period	64,099,958	53,921,828		52,859,716	43,455,677

End of period	$60,164,641	$64,099,958		$48,080,688	$52,859,716

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$ (112,666)	$ (91,747)		$ (614)	$ 309

Net gain (loss) as computed for federal tax purposes	$ (585,791)	$ 643,715		$ (232,213)	$ 592,034

(a)
Distributions are in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal tax purposes.

(See Notes which are an integral part of the Financial Statements)

Vision Equity and Income Funds
Statements of Changes in Net Assets—Continued

	Large Cap Value Fund(a)			Mid Cap Stock Fund
	Year Ended April 30,			Year Ended April 30,
	2000		1999	2000		1999
Increase (Decrease) in Net Assets:

Operations—

Net investment income (loss)	$ 583,456		$ 693,984	$ (119,519)		$ 341,228

Net realized gain (loss) in investments	(472,526)		240,798	12,841,437		(2,004,995)

Net change in unrealized appreciation (depreciation) of investments	(3,501,373)		2,976,378	8,630,774		(17,284,916)

Change in net assets resulting from operations	(3,390,443)		3,911,160	21,352,692		(18,948,683)

Distributions to Shareholders—

Distributions from net investment income

Class A	(585,945)		(701,886)	(117,396)		(595,621)

Class B	(12)		—	—		—

Distributions from net realized gain	(507,046	)(b)	(35,324)	(2,448,966	)(b)	(7,857,216)

Change in net assets resulting from distributions to shareholders	(1,093,003)		(737,210)	(2,566,362)		(8,452,837)

Share Transactions—

Proceeds from sale of shares	13,632,547		43,258,619	85,871,849		16,281,454

Shares issued in connection with the acquisition of Vision Capital Appreciation Fund	—		—	21,918,824		—

Net asset value of shares issued to shareholders in payment of distributions declared	701,914		359,543	2,261,493		7,555,836

Cost of shares redeemed	(24,701,732)		(38,613,280)	(100,337,693)		(57,636,498)

Change in net assets resulting from share transactions	(10,367,271)		5,004,882	9,714,473		(33,799,208)

Change in net assets	(14,850,717)		8,178,832	28,500,803		(61,200,728)

Net Assets:

Beginning of period	45,581,757		37,402,925	82,203,339		143,404,067

End of period	$30,731,040		$45,581,757	$110,704,142		$ 82,203,339

Undistributed net investment income included in net assets at end of period	$ 18,733		$ 21,235	$ —		$ 1,656

Net gain (loss) as computed for federal tax purposes	$ 12,262		$ 494,784	$ 8,186,025		$ (966,072)

(a)	Formerly, Vision Equity Income Fund, effective August 30, 1999.
(b)	Represents gain distributions for Class A only.

(See Notes which are an integral part of the Financial Statements)

Vision Equity and Income Funds
Statements of Changes in Net Assets—Continued

Large Cap Growth Fund
Period Ended April 30,
2000(a)
Increase (Decrease) in Net Assets:

Operations—

Net investment income	$ 8,191

Net realized loss in investments	(2,057)

Net change in unrealized depreciation of investments	(26,277)

Change in net assets resulting from operations	(20,143)

Share Transactions—

Proceeds from sales of shares	6,678,495

Cost of shares redeemed	(201)

Change in net assets resulting from share transactions	6,678,294

Change in net assets	6,658,151

Net Assets:

Beginning of period	0

End of period	$6,658,151

Undistributed net investment income included in net assets at end of period	$ 8,191

Net gain (loss) as computed for federal tax purposes	$ —

(a)	Reflects operations for the period from March 20, 2000 (date of initial public investment) to April 30, 2000.

(See Notes which are an integral part of the Financial Statements)

Vision Equity and Income Funds
Financial Highlights

(For a share outstanding throughout each period)

Year Ended April 30,	Net Asset Value, beginning of period	Net Investment Income (Operating Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions in Excess of Net Investment Income		Distributions from Net Realized Gains

U.S. Government Securities Fund
1996	$ 9.09	0.52	0.22	0.74	(0.52)	—		—
1997	$ 9.31	0.58	(0.03)	0.55	(0.58)	—		—
1998	$ 9.28	0.60	0.34	0.94	(0.60)	(0.01	)(e)	—
1999	$ 9.61	0.58	(0.08)	0.50	(0.58)	—		(0.02)
2000	$ 9.51	0.59	(0.49)	0.10	(0.59)	—		—
New York Municipal Income Fund
1996	$ 9.67	0.46	0.23	0.69	(0.46)	—		—
1997	$ 9.90	0.48	0.18	0.66	(0.48)	—		—
1998	$10.08	0.46	0.38	0.84	(0.46)	—		(0.04)
1999	$10.42	0.46	0.19	0.65	(0.46)	—		(0.09)
2000	$10.52	0.46	(0.75)	(0.29)	(0.46)	—		(0.05)
Large Cap Value Fund—Class A Shares(k)
1998(d)	$ 9.99	0.08	1.47	1.55	(0.07)	—		—
1999	$11.47	0.19	0.78	0.97	(0.19)	—		(0.01)
2000	$12.24	0.18	(0.94)	(0.76)	(0.18)	—		(0.16)
Large Cap Value Fund—Class B Shares(k)
2000(f)	$11.18	0.05	0.12	0.17	(0.06)	—		(0.16)
Mid Cap Stock Fund—Class A Shares(l)
1996	$10.35	0.13	2.98	3.11	(0.11)	—		—
1997	$13.35	0.13	2.35	2.48	(0.13)	—		(0.59)
1998	$15.11	0.11	4.34	4.45	(0.09)	—		(3.34)
1999	$16.13	0.05	(1.67)	(1.62)	(0.07)	—		(0.99)
2000	$13.45	(0.01)	2.54	2.53	(0.02)	—		(0.45)
Mid Cap Stock Fund—Class B Shares
2000(g)	$14.28	(0.03)	1.25	1.22	—	—		—
Large Cap Growth Fund—Class A Shares
2000(h)	$10.00	0.01	0.03	0.04	—	—		—
Large Cap Growth Fund—Class B Shares
2000(i)	$10.31	0.00	(0.27)	(0.27)	—	—		—

(a)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(b)	Computed on an annualized basis.
(c)	This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d)	Reflects operations for the period from September 26, 1997 (date of initial public investment) to April 30, 1998.
(e)
Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal tax purposes.

(f)	Reflects operations for the period from December 10, 1999 (date of initial public investment) to April 30, 2000.
(g)	Reflects operations for the period from March 15, 2000 (date of initial public investment) to April 30, 2000.
(h)	Reflects operations for the period from March 20, 2000 (date of initial public investment) to April 30, 2000.
(i)	Reflects operations for the period from April 6, 2000 (date of initial public investment) to April 30, 2000.
(j)	Amount represents less than 0.01%.
(k)	Formerly Vision Equity Income Fund, effective August 30, 1999.
(l)	Prior to October 15, 1999, reflects operations for Vision Growth and Income Fund.

(See Notes which are an integral part of the Financial Statements)

Vision Equity and Income Funds
Financial Highlights

			Ratios to Average Net Assets
Total Distributions	Net Asset Value, end of period	Total Return(a)	Expenses		Net Investment Income (Operating Loss)		Expense Waiver/ Reimbursement(c)	Net Assets, end of period (000 omitted)	Portfolio Turnover

(0.52)	$ 9.31	8.10%	1.16%		5.41%		0.17%	$ 34,492	132%
(0.58)	$ 9.28	6.05%	1.11%		6.23%		0.20%	$ 44,485	121%
(0.61)	$ 9.61	10.42%	1.03%		6.30%		0.09%	$ 53,922	70%
(0.60)	$ 9.51	5.31%	0.92%		5.95%		0.05%	$ 64,100	68%
(0.59)	$ 9.02	1.11%	0.93%		6.36%		0.05%	$ 60,165	46%

(0.46)	$ 9.90	7.18%	1.04%		4.60%		0.34%	$ 32,621	113%
(0.48)	$10.08	6.76%	1.01%		4.74%		0.38%	$ 35,480	79%
(0.50)	$10.42	8.37%	0.96%		4.35%		0.31%	$ 43,456	45%
(0.55)	$10.52	6.37%	0.82%		4.38%		0.20%	$ 52,860	44%
(0.51)	$ 9.72	(2.71%)	0.85%		4.60%		0.20%	$ 48,081	34%

(0.07)	$11.47	15.51%	1.08	%(b)	1.41	%(b)	0.52%(b)	$ 37,403	11%
(0.20)	$12.24	8.59%	1.02%		1.67%		—	$ 45,582	55%
(0.34)	$11.14	(6.15%)	0.99%		1.53%		—	$ 30,721	88%

(0.22)	$11.13	1.62%	1.99	%(b)	0.17	%(b)	—	$ 10	88%

(0.11)	$13.35	30.18%	1.16%		1.09%		—	$ 65,119	77%
(0.72)	$15.11	18.61%	1.14%		0.87%		—	$114,090	134%
(3.43)	$16.13	31.40%	1.21%		0.65%		—	$143,404	88%
(1.06)	$13.45	(9.26%)	1.20%		0.32%		—	$ 82,203	145%
(0.47)	$15.51	19.88%	1.54%		(0.13%)		—	$110,651	163%

—	$15.50	8.54%	2.45	%(b)	(1.82	%)(b)	—	$ 53	163%

—	$10.04	0.40%	0.00	%(b)(j)	1.23	%(b)	4.50%(b)	$ 6,617	1%

—	$10.04	(2.62%)	0.00	%(b)(j)	0.99	%(b)	5.50%(b)	$ 42	1%

Vision Equity and Income Funds
Combined Notes to Financial Statements
April 30, 2000

(1)    Organization

Vision Group of Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of eight portfolios (individually referred to as the “Fund”, or collectively as the “Funds”). The following Funds are presented herein:

Portfolio Name	Investment Objective

Vision U.S. Government Securities Fund (“U.S. Government Securities Fund”) (d)	Current income by investing primarily in
securities that are guaranteed for payment of
principal and interest by the U.S.
government, its agencies or instrumentalities.
Capital appreciation is a secondary
investment consideration.

Vision New York Municipal Income Fund (“New York Municipal Income Fund”) (n)	Current income which is exempt from
federal regular income tax, and the personal
income taxes imposed by the State of New
York and New York municipalities and is
consistent with preservation of capital.

Vision Large Cap Value Fund (“Large Cap Value Fund”) (formerly Vision Equity Income Fund) (d)	Current Income. Capital appreciation is a secondary investment consideration.

Vision Mid Cap Stock Fund (“Mid Cap Stock Fund”) (formerly Vision Growth and Income Fund) (d)	Seeks total return by investing primarily in a diversified portfolio of mid-cap stocks.

Vision Large Cap Growth Fund (“Large Cap Growth Fund”) (d)	Capital Appreciation.

(d) Diversified

(n) Non-diversified

The financial statements of the other three portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

On August 30, 1999, Vision Equity Income Fund changed its name to Vision Large Cap Value Fund.

Vision Mid Cap Stock Fund commenced operations on October 15, 1999, when it acquired the assets of both Vision Growth and Income Fund and Vision Capital Appreciation Fund (the “Acquired Funds”) in a reorganization. In order to comply with comments made by the staff of the SEC, the Mid Cap Stock Fund had to become an “accounting survivor” of one of the Acquired Funds. Accordingly, the financial and performance information presented for the Mid Cap Stock Fund reflects the historical operations of Vision Growth and Income Fund in all periods prior to October 15, 1999. The acquisition was accomplished by a tax-free exchange of 1,899,378 shares of Mid Cap Stock Fund (valued at $21,918,824) for the 2,232,100 shares of the Vision Capital Appreciation Fund outstanding on October 15, 1999 along with an exchange of 5,668,880 shares of Mid Cap Stock Fund (valued at $65,433,417) for the 5,668,880 shares of Vision Growth and Income Fund. The Vision Capital Appreciation Fund’s net assets at that date ($21,925,137), including $219,604 of unrealized depreciation, were combined with the net assets of Vision Growth and Income Fund at that date ($65,433,417), including unrealized depreciation of $3,240,292.

(2)    Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations —Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. Government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed corporate bonds, and other fixed income and asset-backed securities, unlisted securities and short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Investments in other open-end regulated investment companies are valued at net asset value.

Repurchase Agreements —It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

Vision Equity and Income Funds

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds’ adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the “Directors”). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities. The Funds along with other affiliated investment companies may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions —Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the “Code”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Large Cap Value Fund, Mid Cap Stock Fund and Large Cap Growth Fund offer multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of each Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to difference in separate class expenses.

Distributions in excess of net investment income were a result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of net operating losses and wash sales. The following reclassification has been made to the financial statements.

		Increase (Decrease)
Fund Name	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
Mid Cap Stock Fund	$6,155,062	$(6,390,321)	$235,259

Federal Taxes —It is the Funds’ policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provision for federal tax is necessary.

Vision Equity and Income Funds

At April 30, 2000, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. The recognition of capital losses carried forward for Vision Capital Appreciation Fund, which merged into Mid Cap Stock Fund, are limited for 8 years under Section 382(b) of the Internal Revenue Code. Pursuant to the Code, such capital loss carryforwards will expire as listed below:

Fund	Capital Loss Carryforward to Expire in 2007	Capital Loss Carryforward to Expire in 2008
U.S. Government Securities Fund	—	$585,791
New York Municipal Income Fund	—	232,213
Mid Cap Stock Fund	$5,050,545	—

Additionally, net realized capital losses attributable to security transactions incurred after October 31, 1999, are treated as arising on the first day of the Fund’s next taxable year (May 1, 2000). The post-October losses for the Funds were as follows:

U.S. Government Securities Fund	$177,257
New York Municipal Income Fund	139,980
Large Cap Value Fund	738,774
Large Cap Growth Fund	975

When-Issued and Delayed Delivery Transactions —The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to change in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities —Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Funds will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Funds’ pricing committee.

Use of Estimates —The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other —Investment transactions are accounted for on a trade date basis.

(3)    Capital Stock

At April 30, 2000, there were 1,000,000,000 shares of $0.001 par value capital stock authorized with respect to each Fund. Transactions in capital stock were as follows:

	U.S. Government Securities Fund		New York Municipal Income Fund
	Year Ended April 30,		Year Ended April 30,
	2000	1999	2000	1999
Shares sold	2,341,876	3,079,153	1,105,694	1,398,178

Shares issued to shareholders in payment of distributions declared	219,480	206,405	166,865	163,247

Shares redeemed	(2,636,132)	(2,156,921)	(1,347,575)	(708,022)

Net change resulting from share transactions	(74,776)	1,128,637	(75,016)	853,403

	Large Cap Value Fund		Large Cap Value Fund
	Year Ended April 30, 2000		Year Ended April 30, 1999
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,209,267	$13,623,324	3,806,743	$43,258,619

Shares issued to shareholders in payment of distributions declared	64,478	701,832	32,115	359,543

Shares redeemed	(2,240,146)	(24,701,732)	(3,375,899)	(38,613,280)

Net change resulting from Class A Share transactions	(966,401)	$(10,376,576)	462,959	$ 5,004,882

Vision Equity and Income Funds

	Large Cap Value Fund		Large Cap Value Fund
	Period Ended April 30, 2000(a)		Year Ended April 30, 1999
Class B Shares	Shares	Amount	Shares	Amount
Shares sold	860	$ 9,293	—	$ —

Shares issued to shareholders in payment of distributions declared	1	12	—	—

Net change resulting from Class B Share transactions	861	9,305	—	—

Net change resulting from share transactions	(965,540)	$(10,367,271)	462,959	$ 5,004,882

	Mid Cap Stock Fund		Mid Cap Stock Fund
	Year Ended April 30, 2000		Year Ended April 30, 1999(b)
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	7,140,332	$ 85,820,375	1,212,792	$16,281,454

Shares issued in connection with the acquisition of Vision Capital Appreciation Fund	1,899,378	21,918,824	—	—

Shares issued to shareholders in payment of distributions declared	191,892	2,261,493	626,173	7,555,836

Shares redeemed	(8,208,469)	(100,337,693)	(4,618,805)	(57,636,498)

Net change resulting from Class A Share transactions	1,023,133	$ 9,662,999	(2,779,840)	$(33,799,208)

(a)	Reflects operations for the period from December 10, 1999 (date of initial public investment) to April 30, 2000.
(b)	Reflects operations of Vision Growth and Income Fund.

Vision Equity and Income Funds

	Mid Cap Stock Fund		Mid Cap Stock Fund
	Period Ended April 30, 2000(b)		Year Ended April 30, 1999
Class B Shares	Shares	Amount	Shares	Amount

Shares sold	3,451	$ 51,474	—	$ —

Net change resulting from Class B Share transactions	3,451	51,474	—	—

Net change resulting from share transactions	1,026,584	$ 9,714,473	(2,779,840)	$(33,799,208)

	Large Cap Growth Fund
	Period Ended April 30, 2000(c)
Class A Shares	Shares	Amount

Shares sold	658,867	$6,637,495

Shares redeemed	(10)	(101)

Net change resulting from Class A Share transactions	658,857	$6,637,394

(b)	Reflects operations for the period from March 15, 2000 (date of initial public investment) to April 30, 2000.
(c)	Reflects operations for the period from March 20, 2000 (date of initial public investment) to April 30, 2000.

Vision Equity and Income Funds

	Large Cap Growth Fund
	Period Ended April 30, 2000(d)
Class B Shares	Shares	Amount

Shares sold	4,156	$ 41,000

Shares redeemed	(10)	(100)

Net change resulting from Class B Share transactions	4,146	40,900

Net change resulting from share transactions	663,003	$6,678,294

(d)	Reflects operations for the period from April 6, 2000 (date of initial public investment) to April 30, 2000.

(4)    Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee— Manufacturers and Traders Trust Company, the Funds’ investment adviser (the “Adviser”), receives for its services an annual investment Adviser fee equal to the percentage of each Fund’s average daily net assets (see below). The Adviser may voluntarily choose to waive any portion of its fee or reimburse other operating expenses. The Adviser can modify or terminate this voluntary waiver or reimbursement at any time at its sole discretion.

Fund	Annual Rate
U.S. Government Securities Fund	0.70%
New York Municipal Income Fund	0.70%
Large Cap Value Fund	0.70%
Mid Cap Stock Fund	0.85%
Large Cap Growth Fund	0.85%

Sub Advisers— Independence Investment Associates, Inc. (IIA) is the sub-adviser to the Mid Cap Stock Fund, and receives for its services an allocable portion of the adviser fee the Adviser receives from Mid Cap Stock Fund. IIA’s fee is paid by the Adviser and not the Fund. The sub-adviser is paid by the adviser as follows: 0.40% on the first $500 million average daily net assets and 0.35% on average daily net assets over $500 million.

Montag & Caldwell, Inc. (Montag & Caldwell) is the sub-adviser to the Large Cap Growth Fund, and receives for its services an allocable portion of the adviser fee the Adviser receives from Large Cap Growth Fund. Montag & Caldwell’s fee is paid by the Adviser and not the Fund. The sub-adviser is paid by the Adviser as follows: 0.50% on the first $50 million average daily net assets; 0.40% on the next $50 million average daily net assets; 0.30% on the next $100 million average daily net assets and 0.20% on average daily net assets over $200 million.

Vision Equity and Income Funds

Administrative Fee— Federated Administrative Services Company (“FAS”), provides the Funds with certain administrative personnel and services. The fee paid to FAS is based on a scale that ranges from 0.15% to 0.075% of the average aggregate net assets of the corporation for the period. FAS may voluntarily choose to waive a portion of its fee.

Transfer and Dividend Disbursing Agent and Fund Accounting Fee— Federated Services Company (“FServ”) provides the Funds with certain administrative personnel and fund accounting services. FServ through its subsidiary, Federated Shareholder Services Company, serves as transfer and dividend disbursing agent for the Funds. The fee paid to FServ is based on the level of average aggregate net assets of the Corporation for the period. FServ may voluntarily choose to waive a portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

Distribution Services Fee— The Corporation has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, Large Cap Value Fund, Mid Cap Stock Fund and Large Cap Growth Fund will compensate Federated Securities Corporation (“FSC”), the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of the Fund’s Class A Shares and Class B Shares. The Plan provides that each Fund will incur distribution expenses up to 0.25% of the average daily net assets of Class A Shares and 0.75% of the average daily net assets of Class B Shares, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. U.S. Government Securities Fund, New York Municipal Income Fund, Large Cap Value Fund, Class A Shares, Mid Cap Stock Fund, Class A Shares and Large Cap Growth Fund, Class A Shares did not pay or accrue distribution fees for the fiscal year ended April 30, 2000.

Shareholder Services Fee— Under the terms of a Shareholder Services Agreement with Manufacturers and Traders Trust Company, the Funds will pay Manufacturers and Traders Trust Company up to 0.25% of average daily net assets of the Funds for the period. The fee paid to Manufacturers and Traders Trust Company is used to finance certain services for shareholders and to maintain shareholder accounts. Manufactures and Traders Trust Company may voluntarily choose to waive any portion of its fee. Manufacturers and Traders Trust Company can modify or terminate this voluntary waiver at any time at its sole discretion. U.S. Government Securities Fund, New York Municipal Income Fund, Large Cap Value Fund, Class A Shares and Large Cap Growth Fund, Class A Shares did not pay or accrue the shareholder services fee for the fiscal year ended April 30, 2000.

Organizational Expenses— Organizational expenses were borne initially by Federated Administrative Services (“FAS”). The Fund has reimbursed FAS for these expenses. These expenses have been deferred and are being amortized over the five year period following the Fund’s effective date. For the year ended April 30, 2000, the following amount was expensed by the Fund:

	Expenses of Organizing the Fund	Amount Amortized For the Year Ended April 30, 2000
Large Cap Value Fund	$253	$50

Vision Equity and Income Funds

General— Certain of the Officers of the Corporation are Officers and Directors or Trustees of the above companies.

(5)    Investment Transactions

Purchases and sales of investments, excluding short-term securities and the conversion securities related to the reorganization of Vision Capital Appreciation Fund and Vision Growth and Income Fund into Mid Cap Stock Fund, for the year ended April 30, 2000, were as follows:

Fund	Purchases	Sales
U.S. Government Securities Fund	$ 26,235,433	$ 26,895,151
New York Municipal Income Fund	$ 16,418,292	$ 18,474,243
Large Cap Value Fund	$ 32,524,689	$ 42,019,101
Mid Cap Stock Fund	$147,428,422	$161,647,048
Large Cap Growth Fund	$ 6,451,714	$ 27,049

(6)    Concentration of Credit Risk

Since New York Municipal Income Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at April 30, 2000, 40.2% of the total market value of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The value of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 6.4% of total market value of investments.

Report of Ernst & Young LLP, Independent Auditors

To the Board of Directors and Shareholders of
VISION GROUP OF FUNDS, INC.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Vision U.S. Government Securities Fund, Vision New York Municipal Income Fund, Vision Large Cap Value Fund (formerly Vision Equity Income Fund), Vision Mid Cap Stock Fund and Vision Large Cap Growth Fund, (five of the portfolios constituting the Vision Group of Funds, Inc.) (the “Funds”), as of April 30, 2000, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vision U.S. Government Securities Fund, Vision New York Municipal Income Fund, Vision Large Cap Value Fund, Vision Mid Cap Stock Fund and Vision Large Cap Growth Fund portfolios of the Vision Group of Funds, Inc., at April 30, 2000, the results of their operations, the changes in their net assets and financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.

/s/    ERNST & YOUNG LLP
Boston, Massachusetts
June 13, 2000

Directors	Officers

Randall I. Benderson Joseph J. Castiglia Daniel R. Gernatt, Jr. George K. Hambleton, Jr.	Edward C. Gonzales President and Treasurer Beth S. Broderick Vice President and Assistant Treasurer C. Todd Gibson Secretary Victor R. Siclari Assistant Secretary

Shares of the VISION Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company,
and are subject to investment risks, including possible loss of the principal amount invested.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus which contains facts concerning their objectives and policies, management fees, expenses and other information.

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Federated Securities Corp.
Distributor
Federated Investors Tower
Pittsburgh, PA 15222-3779

Cusip 92830F406
Cusip 92830F505
Cusip 92830F802
Cusip 92830F810
Cusip 92830F794
Cusip 92830F786
Cusip 92830F851
Cusip 92830F844
G00158-07 (6/00)
[RECYCLED LOGO APPEARS HERE]

[LOGO OF VISION GROUP]

ANNUAL REPORT
TO SHAREHOLDERS
APRIL 30, 2000

VISION
U.S. Government
Securities Fund
Class A Shares

VISION
New York Municipal
Income Fund
Class A Shares

VISION
Large Cap Value Fund
Class A Shares
Class B Shares

VISION
Mid Cap Stock Fund
Class A Shares
Class B Shares

VISION
Large Cap Growth Fund
Class A Shares
Class B Shares

Manufacturers and Traders Trust Company
Investment Adviser to the Funds
One M&T Plaza
Buffalo, NY 14240-4556